UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Travelport Worldwide Limited

(Name of Registrant as Specified In Its Charter)

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Axis One, Axis Park
Langley, Berkshire SL3 8AG, United Kingdom
April 26, 2016
To Our Shareholders:
You are cordially invited to attend the 2016 Annual General Meeting of Shareholders (the “Meeting”) of Travelport Worldwide Limited to be held at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022, on June 8, 2016, at 3:00 p.m. Eastern Time.
The attached Notice of Annual General Meeting of Shareholders and Proxy Statement describes the business to be conducted at the Meeting and provides other information concerning our company of which you should be aware when you vote your shares.
Your vote is important to us. Whether or not you attend the Meeting, it is important that your shares be represented and voted at the Meeting.
On behalf of the Board of Directors and the employees of Travelport Worldwide Limited, we would like to thank you for being a shareholder and express our appreciation for your ongoing support of our company.
Sincerely,

Douglas Steenland Chairman of the Board	Gordon Wilson President and Chief Executive Officer

Travelport Worldwide Limited
Axis One, Axis Park
Langley, Berkshire SL3 8AG, United Kingdom
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 8, 2016
To Our Shareholders:
NOTICE IS HEREBY GIVEN that the 2016 Annual General Meeting of Shareholders (the “Meeting”) of Travelport Worldwide Limited (the “Company”) will be held at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022, on June 8, 2016, at 3:00 p.m. Eastern Time, to consider and vote upon the following matters:
1.
To elect as directors the eight nominees named in the accompanying proxy statement, all of whom are currently serving on our Board of Directors, each to serve for a one-year term until the 2017 annual general meeting of shareholders or until his or her successor is elected or appointed, or until his or her office is otherwise vacated.

2.
To appoint Deloitte LLP as our independent auditors for the fiscal year ending December 31, 2016 and to authorize the Audit Committee of the Board of Directors to determine the independent auditors’ remuneration.

3.
To provide, on a non-binding advisory basis, approval of the compensation of our named executive officers.

4.
To approve the Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan.

5.
To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.
At the Meeting, we also will present the consolidated financial statements and independent auditor’s report for the fiscal year ended December 31, 2015 and lay them before the shareholders in accordance with Bermuda law.
The Board of Directors of the Company has fixed the close of business on April 13, 2016 as the record date for the Meeting. Only shareholders of record at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any purpose germane to the Meeting, at the Meeting and for ten days prior to the Meeting during ordinary business hours at Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom, the Company’s principal place of business.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 8, 2016:
THE COMPANY’S PROXY STATEMENT ON SCHEDULE 14A, FORM OF PROXY CARD AND
2015 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT
www.proxyvote.com
By Order of the Board of Directors,
Rochelle J. Boas
Senior Vice President and Secretary
Dated: April 26, 2016

Proxy Statement	1
About the Annual General Meeting	1
Corporate Governance	5
Board of Directors	5
Biographical Information for Nominees	5
Board Composition	7
Director Independence	7
Board of Directors Meetings	7
Board Executive Sessions	8
Board Committees and Membership	8
Audit Committee	8
Compensation Committee	8
Nominating and Corporate Governance Committee	8
Director Nomination Procedures	8
Role of Our Board in Risk Oversight	9
Compensation Committee Interlocks and Insider Participation	9
Corporate Governance	9
Communications with Directors	10
Whistleblower Hotline	10
Limitations of Liability and Indemnification Matters	10
Executive Officers and Other Key Officers	11
Executive Compensation	14
Compensation Discussion and Analysis	14
Summary Compensation Table	26
Grants of Plan-Based Awards During 2015	29
Employment Agreements	30
Restrictive Covenants	30
Outstanding Equity Awards at 2015 Fiscal-Year End	31
Option Exercises and Stock Vested in 2015	32
Pension Benefits in 2015	32
Non-qualified Deferred Compensation in 2015	33
Potential Payments Upon Termination of Employment or Change in Control	34
Compensation of Directors	36
Security Ownership of Certain Beneficial Owners and Management	38
Related Party Transactions	41
Report of the Audit Committee	42
Section 16(a) Beneficial Ownership Reporting Compliance	43
Shareholder Engagement	43
Proposals to Be Voted on at Meeting	44
Proposal No 1: Election of Directors	44
Proposal No 2: Appointment of Independent Auditors and Authorization of the Audit Committee of the Board to Determine the Independent Auditors’ Remuneration	45
Proposal No 3: Advisory Approval of the Compensation of our Named Executed Officers	47
Proposal No 4: Approval of the Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan	48
Shareholder Proposals for 2017 Annual General Meeting	57
Additional Information	57
ANNEX A: Proposed Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan	A-1
i

Travelport Worldwide Limited
Axis One, Axis Park
Langley, Berkshire SL3 8AG, United Kingdom
PROXY STATEMENT
April 26, 2016
ABOUT THE ANNUAL GENERAL MEETING
Why am I receiving these proxy materials?
The Board of Directors of Travelport Worldwide Limited (the “Company” or “Travelport”) is soliciting your vote at the 2016 Annual General Meeting of Shareholders, and any adjournment or postponement thereof  (the “Meeting”), to be held Wednesday, June 8, 2016 at 3:00 p.m. Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022, for the purposes set forth in this Proxy Statement. On or about April 26, 2016, the Company will first mail to certain shareholders of record the Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement online, or in the alternative, request a paper copy of the proxy materials and a proxy card, and also will first mail to certain other shareholders this Proxy Statement and proxy card.
What items will I be voting on and what are the Board’s voting recommendations?
Proposal	Board’s Voting Recommendation
No. 1: Election of Directors (see page 44)	“FOR” each nominee
No. 2: Appointment of Independent Auditors and Authorization of the Audit Committee to determine the Independent Auditors’ remuneration (see page 45)	“FOR”
No. 3: Advisory Approval of the Compensation of our Named Executive Officers (see page 47)	“FOR”
No. 4: Approval of the Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan (see page 48)	“FOR”
Could other matters be decided at the Meeting?
The Board of Directors is not aware of any other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.
How many votes do I have?
You will have one vote for every common share, par value $0.0025 each of the Company (the “Common Shares”), you owned as of the close of business on April 13, 2016 (the “Record Date”).
How many votes can be cast by all shareholders?
123,772,888 votes, consisting of one vote for each of the Company’s Common Shares that were issued and outstanding on the Record Date. There is no cumulative voting, and the holders of the Common Shares vote together as a single class.
How many votes must be present to hold the Meeting?
Two or more persons representing in person or by proxy in excess of 50% of the total issued and outstanding Common Shares entitled to vote at the Meeting, or 61,886,445 votes, must be present, at the start of the Meeting, in person or by proxy, to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

How many votes are required to elect directors and adopt the other proposals?
Proposal	Vote Requirement	Impact of Abstentions
No. 1: Election of Directors	Directors are elected by a plurality of the votes cast. The eight nominees receiving the most votes, up to the number of directors to be elected, shall be elected as directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such directors.	Not counted as votes cast “for” or “against” and will have no effect on the outcome
No. 2: Appointment of Independent Auditors and Authorization of the Audit Committee to Determine the Independent Auditors’ Remuneration	Majority of the votes cast of the common shares present, in person or by proxy, and entitled to vote	Not counted as votes cast “for” or “against” and will have no effect on the outcome
No. 3: Advisory Approval of the Compensation of our Named Executive Officers	Majority of the votes cast of the common shares present, in person or by proxy, and entitled to vote	Not counted as votes cast “for” or “against” and will have no effect on the outcome
No. 4: Approval of the Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan	Majority of the votes cast of the common shares present, in person or by proxy, and entitled to vote	Not counted as votes cast “for” or “against” and will have no effect on the outcome
A broker non-vote occurs when a broker does not have discretion to vote on a particular proposal and the broker has not received instructions from the beneficial owner of the Common Shares as to how to vote on such proposal. If you hold your Common Shares in “street name” and do not provide voting instructions to your broker within the required time frame before the Meeting, your Common Shares will not be voted by the broker for Proposal Nos. 1, 3 or 4, but the broker will have the discretion to vote your Common Shares on Proposal No. 2. As a result, broker non-votes will have no effect on the outcome of Proposal Nos. 1, 3 or 4.
Why did certain shareholders receive in the mail a one-page notice regarding Internet availability of this Proxy Statement rather than a printed copy?
We are sending to a portion of our shareholders a notice containing instructions on how to access this Proxy Statement online, as permitted by the Securities and Exchange Commission (“SEC”) rules. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of this Proxy Statement in the mail. Instructions on how to access this Proxy Statement over the Internet or how to obtain printed copies, if you prefer, are set forth in such Notice.
How do I vote?
You should submit your proxy or voting instructions as soon as possible. If you received or requested printed copies of the proxy materials by mail, the materials will include a proxy card, for registered shareholders (that is, if you hold your Common Shares directly in your name through our transfer agent), or a vote instruction form (“VIF”) for beneficial owners (if your shares are held in “street name” such as in a stock brokerage account, by a bank or other nominee). Whether you are a registered shareholder or hold any of your Common Shares in “street name,” you may complete the submission of your proxy or vote in the following ways:

By Phone	By Internet	By Mail	In Person
If you received or requested printed copies of the proxy materials by mail, in the U.S. or Canada, vote by dialing the number on the proxy card/VIF	Follow the instructions included on the proxy card/VIF or Notice of Internet Availability	If you received or requested printed copies of the proxy materials by mail, vote by marking, dating and signing the proxy card or VIF and returning it promptly in the envelope provided	Attend the Meeting and vote in person. If you hold any Common Shares in “street name,” you may not vote in person unless you bring with you a legal proxy from the organization that holds your Common Shares
In all cases, the deadline for submission of your proxy by telephone or via the Internet is 11:59 p.m., Eastern Time, on June 7, 2016.
Can I change my vote?
Yes. You may revoke your proxy at any time prior to the voting at the Meeting if, in accordance with the submission of your proxy and voting procedures described above, you:
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complete the submission of your proxy again (including by phone or Internet by the applicable deadline);

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complete, sign, date and return a new proxy card or VIF with a later date;

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give timely written notice of such revocation to our Corporate Secretary at Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom; or

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attend the Meeting and vote in person.

What if I do not vote for some of the proposals?
Common Shares represented by proxies received by the Company (whether through the return of a proxy card or VIF) that do not contain voting instructions, or if you complete the submission of your proxy by telephone or electronically via the Internet without indicating how you want to vote, your Common Shares will be voted:
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“FOR” the election of all eight nominees for the Board of Directors (Proposal No. 1);

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“FOR” the appointment of independent auditors and authorization of the Audit Committee to determine their remuneration (Proposal No. 2);

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“FOR” the proposal regarding advisory approval of the compensation of our Named Executive Officers (Proposal No. 3); and

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“FOR” the approval of the Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan (Proposal No. 4).

Do I need a ticket to attend the Meeting?
Yes. Admission will be by ticket only. Admission to the Meeting will be expedited if tickets are obtained in advance.
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Registered shareholders: bring the bottom portion of the proxy card enclosed with this Proxy Statement (or obtained via the Internet) as your Meeting ticket. Notices will not be accepted as a Meeting ticket.

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Beneficial owners: if you own Common Shares through an intermediary, such as a bank or broker, request tickets in writing from the Company’s Secretary at Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom. Please include proof of ownership, such as a bank or brokerage firm account statement or letter from the broker, trustee, bank or nominee holding your Common Shares, confirming beneficial ownership as of the Record Date.

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Shareholders without advance tickets: shareholders who do not obtain tickets in advance may obtain tickets on the Meeting date at the registration desk upon verifying their share ownership as of the Record Date.

Attendance at the Meeting will be limited to shareholders as of the Record Date, their authorized representatives and guests of the Company. Tickets may be issued to others at the discretion of the Company. In accordance with the Company’s security procedures, all persons attending the Meeting must present picture identification along with their admission ticket or proof of beneficial ownership in order to gain admission. Cameras and recording devices will not be permitted at the Meeting.
How can I find the voting results of the Meeting?
Voting results will be tallied by the inspector of election. The Company will report the final results in a Current Report on Form 8-K, to be filed with the SEC within four business days following the Meeting.
How can I access the Company’s proxy materials and annual report electronically?
This Proxy Statement and the Company’s 2015 Annual Report on Form 10-K may be viewed online at www.proxyvote.com. If you are a shareholder of record, you can elect to receive future annual reports and proxy statements electronically by following the instructions provided if you vote via the Internet or by telephone or by enrolling through the transfer agent’s website at www.amstock.com. If you choose this option, you will receive a proxy form in April 2017 listing the website locations where proxy materials will be posted and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your Common Shares through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.
How does a shareholder nominate someone to be a director?
Director nominations may be made by a shareholder so long as the shareholder follows the procedures outlined in the Company’s bye-laws. Pursuant to our bye-laws, for a nomination to be made by a shareholder, such shareholder must have given the proper notice within the specific time limits set forth in the relevant provision therein. For the 2017 annual general meeting, the Company must receive this notice not less than 90 days nor more than 120 days before the anniversary of the 2016 annual general meeting, or in the event the 2017 annual general meeting is called for a date that is not 30 days before or after such anniversary, the notice must be given not later than the close of business on the tenth day following the earlier of the date on which notice of the 2017 annual general meeting was posted to shareholders or the date on which public disclosure of the date of the 2017 annual general meeting was made. Such notice and nomination should be submitted in writing to the Corporate Secretary of the Company and should include the information required for shareholder nominations set forth in the Company’s bye-laws.
A copy of the Company’s bye-laws, including the provision describing the procedure for shareholder nominations may be accessed in the “Investor Center — Governance” section of the Company’s website at www.travelport.com. Nothing contained in any section of the Company’s website is incorporated by reference into this Proxy Statement.

CORPORATE GOVERNANCE
Board of Directors
Our Board of Directors (the “Board”) currently consists of eight members. Each of the directors elected at the Meeting will serve for a term of one year expiring at the 2017 annual general meeting of shareholders and until his or her successor is duly elected or appointed or until his or her office is otherwise vacated. The name of each present director, his or her position with the Company and principal occupations and directorships held with other public companies during the past five years are set forth below. In addition to the information presented below regarding each director’s experience, skills and attributes that contribute to the effectiveness of the Board as a whole, each director possesses valuable business management and leadership experience, demonstrates an ability to exercise sound judgment and business acumen and brings unique perspective to the Board.
The following table sets forth information about our director nominees as of April 25, 2016.
Name	Age	Position
Gordon A. Wilson	49	President and Chief Executive Officer, Director
Douglas M. Steenland	64	Chairman of the Board
Gavin R. Baiera	40	Director
Gregory Blank	35	Director
Elizabeth L. Buse	55	Director
Steven R. Chambers	57	Director
Michael J. Durham	65	Director
Douglas A. Hacker	60	Director
Biographical Information for Nominees
Gordon A. Wilson.   Mr. Wilson has served as our President and Chief Executive Officer, as well as a member of our Board, since June 2011. Mr. Wilson is chairman of the Board of Directors of eNett International (Jersey) Limited (“eNett”), our majority-owned subsidiary, since April 2016. Mr. Wilson served as our Deputy Chief Executive Officer from November 2009 until June 2011 and as President and Chief Executive Officer of Travelport’s Global Distribution System (GDS) business (which included the Airline IT Solutions business) since January 2007. Mr. Wilson has 27 years of experience in the electronic travel distribution and airline IT industry. Prior to the acquisition of Worldspan, Mr. Wilson served as President and Chief Executive Officer of Galileo. Mr. Wilson was Chief Executive Officer of business-to-business (B2B) International Markets for Cendant’s Travel Distribution Services Division from July 2005 to August 2006 and for Travelport’s B2B International Markets from August 2006 to December 2006, as well as Executive Vice President of International Markets from 2003 to 2005. From 2002 to April 2003, Mr. Wilson was Managing Director of Galileo EMEA and Asia Pacific. From 2000 to 2002, Mr. Wilson was Vice President of Galileo EMEA. Mr. Wilson also served as Vice President of Global Customer Delivery based in Denver, Colorado, General Manager of Galileo Southern Africa based in Johannesburg, General Manager of Galileo Portugal and Spain based in Lisbon, and General Manager of Airline Sales and Marketing based in the United Kingdom. Prior to joining Galileo International in 1991, Mr. Wilson held a number of positions in the European airline and chemical industries. Mr. Wilson was selected to serve on our Board because of the leadership skills, strategic guidance and experience he brings as our President and Chief Executive Officer and operational expertise from his prior experience in the industry.
Douglas M. Steenland.   Mr. Steenland has served as Chairman of our Board since May 2013 and as Chairman of our Nominating and Corporate Governance Committee since our initial public offering (“IPO”). Mr. Steenland served as a member of our Audit Committee from August 2011 until March 2014 and our Compensation Committee from August 2011 until our IPO. Mr. Steenland served as our Vice Chairman from August 2011 until May 2013. Mr. Steenland is chairman of the boards of directors of American International Group, Inc. and Performance Food Company and a member of the board of directors of Hilton Worldwide Inc., each a New York Stock Exchange (“NYSE”) company. Mr. Steenland previously held numerous executive roles during seventeen years with Northwest Airlines Corporation, most recently as President and Chief Executive Officer, from October 2004 until its merger with Delta Air Lines Inc. in October 2008. In the past ten years, Mr. Steenland has also served as a director of Northwest Airlines Corporation and Delta Air Lines, Inc. Mr. Steenland was selected to serve on our Board because of his industry expertise, strategic guidance and experience as a member of the boards of directors of other companies.
Gavin R. Baiera.   Mr. Baiera has served as a member of our Board since October 2011, a member of our Compensation Committee since October 2011 and a member of our Nominating and Corporate Governance Committee since our IPO. Mr. Baiera served as a member of our Audit Committee from October 2011 until the pricing of our IPO. Mr. Baiera is the Global Head of Angelo, Gordon & Co., L.P.’s, a privately-held registered investment advisor currently managing approximately $23 billion, corporate credit activities and Portfolio Manager for its distressed funds. Mr. Baiera is also a Managing Director and member of Angelo Gordon’s executive committee. Prior to joining Angelo Gordon, Mr. Baiera was co-head of the Strategic Finance Group at Morgan Stanley which was responsible for all origination, underwriting and distribution of restructuring transactions. Prior to joining Morgan Stanley in 2005, Mr. Baiera was a Vice President at General Electric Capital Corporation concentrating on underwriting and investing in restructuring transactions. Mr. Baiera began his career at General Electric Capital Corporation in their financial management program. Mr. Baiera previously served on the board of directors of Mach Gen, Inc., Orbitz Worldwide, Inc. and American Media, Inc. Mr. Baiera was selected to serve on our Board because of his financial and investment expertise.
Gregory Blank.   Mr. Blank has served as a member of our Board and a member of our Audit Committee since May 2013. Mr. Blank served as a member of our Compensation Committee from May 2013 until our IPO. Mr. Blank is a Managing Director in the Corporate Private Equity Group of The Blackstone Group, where he focuses primarily on investments in the Technology, Media and Telecommunications and Industrials sectors. Since joining Blackstone in 2009, Mr. Blank has been involved in the evaluation and execution of private equity transactions in a variety of industries and across geographies, including in the United States, Germany, Asia, and Australia/New Zealand. Prior to joining Blackstone, Mr. Blank was an Associate at Texas Pacific Group in San Francisco, where he was involved in the evaluation and execution of private equity transactions. Prior to that, Mr. Blank worked in investment banking at Goldman, Sachs & Co. focused on Technology, Media and Telecommunications clients. Mr. Blank serves on the boards of directors of Ipreo, NCR Corporation and Optiv. Mr. Blank previously served on the boards of directors of The Weather Company and Kronos Inc. Mr. Blank was selected to serve on our Board because of his financial and investment expertise.
Elizabeth L. Buse.   Ms. Buse has been a member of our Board and a member of our Nominating and Corporate Governance Committee since our IPO. Ms. Buse also serves on the Board of Directors of eNett, our majority-owned subsidiary since March 2016. Ms. Buse was Chief Executive Officer of Monitise PLC from March 2015 until September 2015. From June 2014 until March 2015, Ms. Buse was Co-Chief Executive Officer of Monitise. Before joining Monitise, Ms. Buse held numerous executive roles during her sixteen years with Visa, Inc., most recently as Executive Vice President and Global Executive focusing on Solutions. Ms. Buse previously served on the board of directors of Monitise PLC. Ms. Buse was selected to serve on our Board because of her payments expertise and experience as a member of the boards of directors of other public and private companies.
Steven R. Chambers.   Mr. Chambers has been a member of our Board since April 2015 and a member of our Compensation Committee since June 2015. From 2005 to 2014, Mr. Chambers was Executive Vice President and Chief Information Officer of Visa Europe Ltd. where he was responsible for the development and delivery of the organization’s IT systems (including the transaction processing operations). Mr. Chambers has spent most of his professional career in the payments business. Prior to Visa Europe, Mr. Chambers held various positions with ACI Worldwide, Inc., First Data Resources and Electronic Data Systems Corporation. Mr. Chambers was selected to serve on our Board because of his technology industry expertise.
Michael J. Durham.   Mr. Durham has been a member of our Board and chairman of our Audit Committee since our IPO. From 2000 to 2012, Mr. Durham was President and Chief Executive Officer of Cognizant Associates, a consulting company he founded. Before founding Cognizant, he served as Director,

President and Chief Executive Officer of Sabre, Inc., then a NYSE-listed company providing information technology services to the travel industry. He held those positions from October 1996, the date of Sabre, Inc.’s initial public offering, until October 1999. Prior to that, Mr. Durham worked at AMR Corp./American Airlines, serving as Senior Vice President and Treasurer of AMR Corporation and Senior Vice President of Finance and Chief Financial Officer of American Airlines until he assumed the position of President of Sabre. Mr. Durham serves on the board of directors of The Hertz Corporation, the leading company in the auto and heavy equipment leasing industries. During the preceding years, Mr. Durham served on the boards of directors of numerous publicly traded and privately held companies, including Asbury Automotive Group Inc. and Acxiom Corporation. Mr. Durham was selected to serve on our Board because of his financial and industry expertise and experience as a member of other boards of directors.
Douglas A. Hacker.   Mr. Hacker has been a member of our Board, chairman of our Compensation Committee and a member of our Audit Committee since our IPO. Mr. Hacker served as Executive Vice President, Strategy of UAL Corporation from 2002 to 2006 and as President of UAL Loyalty Services from 2001 to 2002. Prior to that, Mr. Hacker served as Chief Financial Officer of United Airlines from 1994 to 2001. Mr. Hacker is currently an independent business executive and, as such, he serves on the boards of directors of the public entities of Aircastle Limited, Columbia Mutual Funds and SpartanNash Company. Mr. Hacker previously served on the board of directors of SeaCube Container Leasing Ltd. Mr. Hacker was selected to serve on our Board because of his industry expertise and experience as a member of the boards of directors of other public and private companies.
Board Composition
Our Board currently consists of eight directors. Our bye-laws provide that our Board shall consist of such number of directors being not less than two Directors and not more than fifteen Directors as the Board may from time to time determine. The authorized number of directors may be changed by resolution of our Board. Vacancies on our Board can be filled by resolution of our Board. Each director elected to the Board serves a one-year term, ending at the next annual general meeting or until his or her successor is elected or appointed or their office is otherwise vacated.
Director Independence
To determine director independence, our Board reviews commercial and charitable relationships of each director to evaluate such director’s independence in accordance with the listing standards of the NYSE and pursuant to our own director independence criteria. In conducting its review, the Board considers a number of factors, including the director’s and his or her family members’ relationships with the Company and its subsidiaries, affiliates, executive officers and auditors and his or her relationships with foundations, universities and other non-profit organizations to which we have made a certain level of contributions during the past three years.
After evaluating the factors described above, the Board has affirmatively determined that all of our current directors other than Mr. Wilson are independent in accordance with NYSE corporate governance listing standards and our own director independence criteria.
We also maintain an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and all of the directors serving on these committees are independent based upon NYSE corporate governance listing standards and our own director independence criteria.
Board of Directors Meetings
Our Board held four in-person and eight telephonic meetings during 2015. In 2015, all directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which they served. We expect all directors to attend each regularly scheduled Board meeting. Attendance of our directors at the Company’s annual general meeting of shareholders is strongly encouraged, and our goal is for a representative of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to be present at each annual general meeting. The 2015 annual general meeting of shareholders was attended by seven directors, including the chairman of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Board Executive Sessions
The non-management directors of the Board regularly meet alone without any members of management being present. Our Chairman, Mr. Steenland, presides at these executive sessions.
Board Committees and Membership
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charter of each committee is available, free of charge, on our website at www.travelport.com under “Investor Center—Governance—Committee Charters.”
Audit Committee
The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. Our Audit Committee is also responsible for the review, approval or ratification of  “related-person transactions” between us or our subsidiaries and related persons. See “Certain Relationships and Related Party Transactions—Review, Approval or Ratification of Related Person Transactions.”
The current composition of the Audit Committee is Michael Durham, Gregory Blank and Douglas Hacker, with Michael Durham serving as the chairman.
The Board has determined that Michael Durham qualifies as an “audit committee financial expert” as defined under applicable SEC rules and also meets the criteria for independence of audit committee members set forth in 10A-3(b)(i) of the Securities Exchange Act of 1934 (the “Exchange Act”).
Compensation Committee
The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity based compensation for our directors, officers, employees and consultants and administers our equity incentive plans. Our Compensation Committee also oversees our corporate compensation programs.
The current composition of the Compensation Committee is Douglas Hacker, Gavin Baiera and Steven Chambers, with Douglas Hacker serving as the chairman.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.
The current composition of the Nominating and Corporate Governance Committee is Douglas Steenland, Gavin Baiera and Elizabeth Buse, with Douglas Steenland serving as the chairman.
Director Nomination Procedures
The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of members of the Board. Nominees for director positions are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to the duties associated with being a member of the Board.

The Nominating and Corporate Governance Committee will consider written proposals from shareholders for candidates to be nominees for director positions. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. Any such proposal should be submitted to the Nominating and Corporate Governance Committee, c/o the Corporate Secretary of the Company, at Travelport Worldwide Limited, Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom and should include the following: (a) the name of the shareholder and evidence of such shareholder’s beneficial ownership of Common Shares, including the number of Common Shares beneficially owned and the length of time of such beneficial ownership; and (b) the name of the candidate, such candidate’s resume or a listing of his or her qualifications to be a director of the Company and such candidate’s consent to be named as a director, if selected by the Nominating and Corporate Governance Committee, nominated by the Board and elected. The written proposal should be submitted in the time frame and consistent with the requirements described in the bye-laws of the Company and under the caption “Shareholder Proposals for 2017 Annual General Meeting” below.
The process for identifying and evaluating candidates to be nominated to the Board is initiated by identifying a candidate who meets the criteria for selection as a nominee and has the specific qualities or skills being sought based on input from members of the Board and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm which would help the Board to identify candidates. These candidates are evaluated by the Nominating and Corporate Governance Committee by reviewing such candidates’ biographical information and qualifications and checking the candidates’ references. Qualified candidates are interviewed by at least one member of the Nominating and Corporate Governance Committee. Using the input from this interview and other information, the Nominating and Corporate Governance Committee evaluates whether the candidate is qualified to serve as a director and whether the Nominating and Corporate Governance Committee should recommend to the Board that the Board nominate the candidate or appoint the candidate to fill a vacancy on the Board. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the shareholders or for appointment to fill a vacancy. The Nominating and Corporate Governance Committee expects that a similar evaluation process will be used to evaluate candidates to be nominees for director positions recommended by shareholders. However, to date, we have not received any shareholder proposal to nominate a director.
Role of Our Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements and review with our independent auditors the adequacy and effectiveness of our internal controls over financial reporting. Our Nominating and Corporate Governance Committee is responsible for periodically evaluating our corporate governance policies and system in light of the governance risks that we face and the adequacy of our policies and procedures designed to address such risks. Our Compensation Committee is responsible for assessing and monitoring whether any of our compensation policies and programs are reasonably likely to have a material adverse effect on us.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee is comprised entirely of independent directors and administers our executive compensation policies and programs. None of the members of our Compensation Committee were officers or employees of the Company or any of our subsidiaries or had any relationships requiring disclosure by us under Item 404 of the SEC’s Regulation S-K during 2015 or before.
Corporate Governance
We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. In addition, we have adopted a Code of Ethics for Senior Managers. Our Code of Business Conduct and Ethics and Code of Ethics for Senior Managers can be accessed on our website at www.travelport.com. Amendments to, and waivers from, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Managers will be posted on our website.
The purpose of our codes is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us; and to promote compliance with all applicable rules and regulations that apply to us and our officers and directors.
We have also posted current copies of our Corporate Governance Guidelines and Committee Charters on the “Investor Center—Governance” section of our website at www.travelport.com.
You may also obtain copies of these materials for free by writing to our Corporate Secretary at: Travelport Worldwide Limited, Attention: Corporate Secretary, Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom.
Communications with Directors
If a shareholder or any interested party has any concern, question or complaint regarding any accounting, auditing or internal controls matter, any issues arising under the Code of Business Conduct and Ethics or the Code of Ethics for Senior Managers, or any other matter that he or she wishes to communicate with the Board, the non-management directors as a group or any individual director, the shareholder or interested party may write to any of these groups or individuals at c/o Travelport Worldwide Limited, Attention: Chairman, Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom. Our Chairman will relay the communication to the full Board, director group or individual director, as appropriate. From time to time, the Board may change the process for shareholder communication with the Board or its members. You should refer to the “Investor Center—Governance” section of our website at www.travelport.com for any changes in this process.
Whistleblower Hotline
The Board has established a means for employees, customers, suppliers, shareholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of the Code of Business Conduct and Ethics or other matters. Any employee, shareholder or other interested party may call the Integrity Line and submit a report. The Integrity Line is operational 24 hours a day, seven days a week. Information on our Integrity Line is available in our Code of Business Conduct and Ethics, which is available on the “Investor Center—Governance” section of our website at www.travelport.com.
Limitations of Liability and Indemnification Matters
Section 98 of the Companies Act 1981, as amended, of Bermuda provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Companies Act.
We have adopted provisions in our bye-laws that provide that we will indemnify our officers and directors in respect of their actions and omissions, except in respect of their fraud or dishonesty. Our bye-laws provide that the shareholders waive all claims or rights of action that they might have, individually or in right of the Company, against any of our directors or officers for any act or failure to act in the performance of such director’s or officer’s duties, except in respect of any fraud or dishonesty of such director or officer. Section 98A of the Companies Act permits us to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him or her in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director. We have purchased and maintain a directors’ and officers’ insurance policy for such a purpose.
In addition, we and one or more of our subsidiaries have entered into agreements that indemnify our directors, executive officers and certain other employees. Such agreements provide for indemnification for related expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these provisions and agreements are necessary to attract and retain qualified persons as our directors and executive officers.
As of the date of this Proxy Statement, we are not aware of any pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted, nor are we aware of any threatened litigation or proceeding that might result in a claim for indemnification.
Executive Officers and Other Key Officers
The following table sets forth information about our executive officers as of April 25, 2016. All executive officers are appointed annually by the Board. Each executive officer is appointed by the Board to hold office at the discretion of the Board of Directors and may be removed at any time by the Board with or without cause.
Name	Age	Position
Gordon A. Wilson	49	President and Chief Executive Officer, Director
Bernard Bot	50	Executive Vice President and Chief Financial Officer
Stephen Shurrock	45	Executive Vice President and Chief Commercial Officer
Matthew Minetola	53	Executive Vice President and Global Chief Information Officer
Thomas Murphy	47	Executive Vice President and General Counsel
Philip Emery	52	Executive Vice President
The following table sets forth information about our other key officers as of April 25, 2016:
Name	Age	Position
Terence P. Conley	52	Executive Vice President, Capability and Performance
Bryan Conway	59	Senior Vice President and Chief Marketing Officer
Anthony Hynes	43	Managing Director and Chief Executive Officer of eNett
Biographical information for our President and Chief Executive Officer is set forth above under “Board of Directors—Biographical Information for Nominees.” Biographical information for all other present executive officers and other key officers is set forth below.
Bernard Bot.   Mr. Bot is our Executive Vice President and Chief Financial Officer and is responsible for all aspects of finance and accounting, decision support and financial planning and analysis globally. Prior to joining Travelport in January 2016, Mr. Bot served as Chief Financial Officer and member of the Board of Directors of Aer Lingus plc, Ireland’s national airline, from September 2014 until October 2015. Before joining Aer Lingus, Mr. Bot served as Chief Financial Officer and member of the Board of Directors of TNT Express N.V., the international courier company listed on NYSE Euronext Amsterdam, from May 2011 until June 2014. From August 2010 until April 2011, Mr. Bot served as Chief Financial Officer and member of the Board of Directors of TNT N.V. Mr. Bot’s early career was spent with global management consulting firm, McKinsey & Company, where he spent twelve years, latterly as partner.
Stephen Shurrock.   Mr. Shurrock has served as our Executive Vice President and Chief Commercial Officer since January 2016 with global responsibility for sales, customer engagement, marketing, product strategy, pricing, supplier services/content, customer support and market research. Previously, Mr. Shurrock was Chief Executive Officer of the Consumer Division of Telefonica, one the largest communications companies in the world, from September 2014 to December 2015, where Mr. Shurrock was responsible for both the consumer business and digital divisions globally. Mr. Shurrock’s prior roles with Telefonica include Chief Executive Officer of O2 Ireland and Chief Executive Officer of Telefonica’s New Digital Business and Innovation division. Before joining Telefonica/O2 in 2001, Mr. Shurrock was Chief Financial Officer of UK-based web portal Excite.
Matthew Minetola.   Mr. Minetola is our Executive Vice President and Global Chief Information Officer, with responsibility for leading our Technology organization and the technical delivery of our Travel Commerce Platform. Before joining Travelport in December 2014, Mr. Minetola gained extensive experience in the hardware, software and banking industries over a 30 year period, holding a number of senior, IT leadership roles in various high profile global organizations. Prior to Travelport, Mr. Minetola most recently worked for HP where he spent over 14 years in various global roles, including serving as Chief Information Officer for their financial services business and also spending three years leading the technology organization for their print business. Mr. Minetola was also Senior Vice President of Information Services for Bank One/ First USA Bank — Chase Card Services where he was responsible for driving the bank’s international expansion, leading their distributed computing organization and strategy and overseeing the technology organization of Bank One’s/Chase Internet bank. Earlier in his career, Mr. Minetola was Vice President of Corporate Technology at Advanta Corporation and Director of Worldwide Distributed Processing at Dun and Bradstreet.
Thomas Murphy.   Mr. Murphy joined as our Executive Vice President and General Counsel in January 2015, with responsibility for global legal and corporate secretarial functions. Mr. Murphy also serves as our Chief Risk Officer. Previously, Mr. Murphy was General Counsel at William Hill PLC, the London Stock Exchange listed bookmaking and gaming business, from 2007 to December 2014, where during his time he also acted as Company Secretary from 2007 to 2013, oversaw its global technology function from 2011 to 2014 and its U.S. regulated gaming businesses from 2012 to 2014. Prior to William Hill, Mr. Murphy was General Counsel and Company Secretary at RHM plc, General Counsel at the Automobile Association and held senior in-house legal roles at Centrica plc having originally worked as a solicitor at Clifford Chance LLP.
Philip Emery.   Mr. Emery is our Executive Vice President. Prior to this, Mr. Emery served as our Executive Vice President and Chief Financial Officer from October 2009 until December 31, 2015. Prior to this role, Mr. Emery served as Chief Financial Officer of Travelport’s GDS division since September 2006. Before joining Travelport, from January 2006 to September 2006, Mr. Emery was an Entrepreneur in Residence with Warburg Pincus. Between 2002 and 2005, Mr. Emery was Chief Financial Officer of Radianz, a global extranet for the financial services industry, based in New York, which was sold to British Telecom in 2005. Prior to that, Mr. Emery worked in a number of global and European strategic planning and financial roles for London Stock Exchange and NASDAQ-listed companies, such as Rexam plc and 3Com Inc., holding roles such as International Finance Director and Controller and Operations Director. Mr. Emery will be leaving the Company on April 29, 2016.
Terence P. Conley.   Mr. Conley has served as our Executive Vice President, Capability and Performance since January 2013. Mr. Conley was formerly a Special Advisor and Travelport’s Executive Vice President of Integration, in which position he played a key role in the integration of Worldspan into Travelport. Prior to this role, Mr. Conley was Travelport’s Chief Administrative Officer, responsible for communications, corporate IT, real estate and contact centers. Formerly, Mr. Conley was Executive Vice President of Human Resources and Corporate Services for Cendant Corporation, where he oversaw global HR, facilities management, corporate real estate, events marketing and security functions throughout the enterprise. Prior to joining Cendant, Mr. Conley spent nearly 10 years with the PepsiCo organization, with HR leadership assignments in corporate and all their subsidiaries. His last position with this organization was Vice President of Human Resources at The Pepsi-Cola Company. In this role, Mr. Conley culminated his career by leading the HR aspects of the formation of independent bottling entities as a result of the break-up of the Pepsi-Cola sales and distribution organization. Prior to this role, Mr. Conley was Director of Human Resources with PepsiCo’s Frito Lay division, Director of Human Resources for PepsiCo Corporate and Director of Human Resources with PepsiCo’s KFC unit. Previously, Mr. Conley served in various HR capacities with RH Macy & Company.
Bryan Conway.   Mr. Conway has served as our Senior Vice President and Chief Marketing Officer since November 2012. As our Chief Marketing Officer, Mr. Conway has overall responsibility for the definition, lifecycle management and marketing of our products and services to all customer groups. Mr. Conway also oversees market strategy and research, and marketing communications globally. Mr. Conway has performed a wide range of commercial roles in the 26 years he has been with Travelport and its predecessors. Immediately prior to his current appointment as Chief Marketing Officer, Mr. Conway was Global Head of Commercial Operations & Supplier Services for Travelport GDS. Previous positions include Managing Director Europe, Middle East & Africa; Vice President, Airline Services for the same region; and General Manager for Galileo Southern Africa. Mr. Conway moved to Johannesburg from Hong Kong, where he helped establish Galileo’s current presence in Asia, building a network of distributors in the region. Previously, he had undertaken a similar task in Europe and then in Latin America. Mr. Conway joined Galileo International as a Marketing Manager in 1988.
Anthony Hynes.   Mr. Hynes is Managing Director and Chief Executive Officer of eNett, our majority-owned subsidiary formed in June 2009 between PSP International (now, Optal Limited) and Travelport. Mr. Hynes has 21 years of strategic and operational business experience, leading companies across the telecommunications, internet, human services, retail, financial services and travel industries. Mr. Hynes has been instrumental in driving innovative payment solutions and business development opportunities that have propelled exponential growth in eNett over recent years. Mr. Hynes was an original founder of PSP International, which was first formed in 2002. Prior to this, he was the founder and Executive Chairman of one of Australia’s largest childcare companies, achieving triple-digit growth, year-on-year for three years, before being bought out by an ASX-listed group.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The purpose of this Compensation Discussion and Analysis section is to provide information about the material elements of compensation that are paid, awarded to, or earned by, our “Named Executive Officers,” who consist of our principal executive officer, our principal financial officer (during 2015), the two other most highly compensated executive officers and one of our former executive officers who left the Company in January 2016. For fiscal year 2015, our Named Executive Officers were:
•
Gordon A. Wilson, our President and Chief Executive Officer;

•
Philip Emery, our Executive Vice President and former Chief Financial Officer (who was replaced as our Chief Financial Officer by Bernard Bot on January 1, 2016, but remains employed by us);

•
Thomas Murphy, our Executive Vice President and General Counsel;

•
Matthew Minetola, our Executive Vice President and Chief Information Officer; and

•
Kurt Ekert, our former Executive Vice President and Chief Commercial Officer (whose employment with us terminated effective January 1, 2016).

Business and Operating Results for 2015
In 2015, we saw strong underlying progress across our entire business, resulting in financial performance ahead of guidance and growth momentum carrying forward to 2016. Our financial and operational results for 2015 include:
•
Our Net revenue, Adjusted EBITDA and Adjusted Income per Share (diluted) all ahead of guidance;

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Our RevPas up 8% to $6.13 with growth in every geographic region;

•
We demonstrated strong international revenue momentum; double-digit revenue and segment volume growth in Asia Pacific and Latin America & Canada;

•
Our Beyond Air revenue was up 16% to $492 million, and it now comprises 23% of Travel Commerce Platform revenue (compared with 21% of 2014);

•
Our Hospitality segment attachment was up 11% to 47 per 100 airline tickets issued;

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eNett revenue was up 36% to $92 million; and

•
Our Adjusted Free Cash Flow generation of  $134 million, up $173 million.

The charts below demonstrate the strength of our revenue and RevPas growth:
Travel Commerce Platform Revenue (Year over Year (“YoY”) Growth)
RevPas progression and YoY Growth
In this Proxy Statement, we refer to Adjusted EBITDA, which is a performance metric in our 2015 annual bonus program and a primary metric used by management to evaluate and understand our underlying operations and business trends, forecast future results and determine future capital investment allocations. We define Adjusted EBITDA as Adjusted Net Income (Loss) excluding depreciation and amortization of property and equipment, amortization of customer loyalty payments, interest expense, net (excluding unrealized gains (losses) on interest rate derivative instruments), and related income taxes. Adjusted Net Income (Loss) is defined as net income (loss) from continuing operations excluding amortization of acquired intangible assets, gain (loss) on early extinguishment of debt, share of earnings (losses) in equity method investments, and items that are excluded under our debt covenants, such as gain on the sale of shares of Orbitz Worldwide, Inc., non-cash equity-based compensation, certain corporate and restructuring costs, certain litigation and related costs and other non-cash items such as unrealized foreign currency gains (losses) on euro denominated debt and earnings hedges, and unrealized gains (losses) on interest rate derivative instruments, along with any income tax related to these exclusions. We refer you to our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 18, 2016 for additional information regarding our financial results discussed in this Compensation Discussion and Analysis, including reconciliations of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Free Cash Flow. “RevPas” represents Travel Commerce Platform revenue per segment and is computed by dividing Travel Commerce Platform revenue by the total number of reported segments, which are travel provider revenue generating units (net of cancellations) sold by our travel agency network, geographically presented by region based upon the point of sale location. “Travel Commerce Platform revenue” is comprised of our Air revenue and Beyond Air revenue and excludes our Technology Services revenue.

Compensation Process
The following description covers our compensation process and philosophy developed around the time of our initial public offering in 2014 (“IPO”), which continues to evolve to reflect our status as a public company.
Our Compensation Committee reviews and approves the compensation of our Named Executive Officers and oversees and administers our executive compensation programs and initiatives. In discharging these functions, our Compensation Committee has historically taken into account multiple factors, including information (such as market data) provided by third-party compensation consultants and others, as well as our Chief Executive Officer’s judgment and knowledge of our industry. Our Chief Executive Officer annually reviews each other executive officer’s (including our Named Executive Officers) performance with the Compensation Committee and recommends appropriate base salary, cash performance awards and grants of long-term incentive awards for all other executive officers.
The Compensation Committee annually reviews our Chief Executive Officer’s performance and his base salary, as well as any cash performance awards and grants of long-term incentive awards based on its assessment of his performance with input from any consultants we engage. During 2015, the Compensation Committee met outside the presence of our executive officers with regard to discussions specifically addressing our Chief Executive Officer’s compensation. For all other Named Executive Officers, the Compensation Committee met outside the presence of our executive officers except our Chief Executive Officer.
The Compensation Committee has retained Pay Governance, LLC (“Pay Governance”) as its independent compensation consultant to advise the Compensation Committee on matters relating to the amount and form of executive and director compensation. At the Compensation Committee’s request, Pay Governance prepared analyses and reports on market pay for named executive officers, share usage analyses and information on trends and policies relating to compensation, including the selection of our peer group, as set forth in more detail below. In addition, Pay Governance provided advice on the drafting of the Compensation Discussion and Analysis included in this Proxy Statement. Pay Governance attends meetings as appropriate at the invitation of the Compensation Committee, and meets with our management from time to time to collect pay data and information about the business. To ensure the independence of Pay Governance, the Compensation Committee will annually review its work and relationship. During 2015, Pay Governance did not perform any additional services for the Company or any of its affiliates.
To ensure we understand the external labor market and competitive pay environment, we have historically reviewed information on competitive pay levels for our Named Executive Officers using compensation surveys and compared our compensation against a range of both public and private companies in our industry. As part of our planning work for our IPO, the Compensation Committee agreed upon a selected peer group of comparable companies to review for competitive pay and practice information. Pay Governance assisted with this process of peer group selection. The peer group was developed by considering companies of similar revenue size and projected market capitalization to ours within similar business sectors. We use the peer group information, focused on the levels approximating the median as one factor in establishing pay levels. Although we believe external market data is very useful, we will also consider other factors such as previous experience, future potential, and performance in establishing pay levels. The Compensation Committee selected the following peer group companies, which applied to decisions it made in 2015:
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Alliance Data Systems Corporation

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AOL Inc.

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Blackhawk Network Holdings, Inc.

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Citrix Systems, Inc.

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Concur Technologies, Inc.

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Equinix, Inc.

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Global Payments Inc.

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Groupon, Inc.

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Moneygram International Inc.

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Sabre Corp.

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Synopsys Inc.

•
Total System Services, Inc.

•
Vantiv, Inc.

•
VeriFone Systems, Inc.

In early 2016, in consultation with Pay Governance, the Compensation Committee reviewed the 14 company peer group that was developed immediately prior to the IPO, in part because of the acquisitions of AOL Inc. and Concur Technologies, Inc. (which reduced the peer group to 12 companies after their removal from the peer group), and the Committee determined that the peer group should be expanded to include the following nine additional companies:
•
ACI Worldwide, Inc.

•
Broadridge Financial Solutions, Inc.

•
CoreLogic, Inc.

•
DST Systems Inc.

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Fiserv, Inc.

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Heartland Payment Systems, Inc.

•
Jack Henry & Associates Inc.

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Paychex, Inc.

•
SS&C Technologies Holdings, Inc.

The new peer group of 21 companies applied to the long-term equity incentive grants to certain of our Named Executive Officers in March 2016 and will apply to decisions going forward, but does not apply to the tables below that reflect decisions made in 2015.
Compensation Philosophy and Objectives
We have strived to create an executive compensation program that provides both short-term and long-term payments and awards in order to:
•
attract and retain talent from within the highly competitive global marketplace;

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ensure a performance-based delivery of pay that aligns, as much as possible, our Named Executive Officers’ rewards with our shareholders’ interests;

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compensate our Named Executive Officers in a manner that incentivizes them to manage our business to meet our long-term objectives;

•
compensate our Named Executive Officers in a manner commensurate with their and our performance; and

•
promote a long-term commitment to us.

To achieve these goals, we have implemented a program consisting of  (i) base salary, (ii) annual performance cash bonus and (iii) significant long-term incentive awards with a mix of time and performance related vesting conditions. In addition, we provide certain perquisites and other benefits that are more fully described below. The vesting conditions attached to our equity awards — which have historically required three or more years of service for full vesting, with a material part of awards subject to performance-based vesting — foster and promote a long-term commitment to us while incentivizing our executive officers to drive value, which reflects two of our core philosophies. In addition, executive officers are required to own a significant number of our shares, which further aligns executives’ long term interest with our shareholders. Details of our share ownership guidelines are provided below under “Share Ownership Policy.”

Elements of Compensation and Pay Mix
We use the particular elements of compensation described below because we believe that they provide a well-proportioned mix of secure compensation, retention value and at-risk compensation that produces short-term and long-term performance incentives and rewards, and incentivizes our executive officers for superior operational performance and creating value for our shareholders. The mix of metrics used for our annual performance bonus and long-term incentive program likewise provides an appropriate balance between different metrics as well as short-term and long-term performance. The following is a description of the Company’s ongoing compensation elements for its Named Executive Officers and the objectives they are designed to support. In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time. We note that these elements represent our ongoing compensation program including long-term incentives.
Compensation Element	Description	Connection to Objectives
Base Salary	A fixed level of compensation for the year; used to define short and long-term incentive compensation opportunities.	Provides a competitive baseline of pay.
Annual Bonus
The bonus is intended to provide competitive annual performance-based opportunity tied to the achievement of key goals within the annual business plan.
Each executive has a target bonus that is a percentage of his base annual salary, and all of our Named Executive Officers have a target bonus of 100% of their base annual salary (with the exception of Mr. Wilson, our President and CEO, whose target bonus is 150% of his base annual salary).
Actual incentive payments are driven by business against financial and operational metrics, as described in more detail below, as well as individual performance.
Each executive who is eligible for our annual bonus plan can earn up to 200% of their target bonus for over-performance against financial and operational metrics, once funding targets are achieved.
Reward strong short-term business performance achievements. Vary cash-based compensation based on individual, Company, and business/function results.

Compensation Element	Description	Connection to Objectives
Long-Term Incentive Plan (LTIP)
The Company’s typical mix is:
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25% in restricted share units (RSUs) with time-based vesting;

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50% (at target) in performance share units (PSUs) with time and performance-based vesting;

•
25% in stock options with time-based vesting.

The Company intends to make annual LTIP grants. However, since we granted equity at our IPO in late 2014, no annual grant was made for the Named Executive Officers (i.e. with respect to Messrs. Wilson, Emery, Minetola and Ekert) in 2015. We have resumed a regular annual grant schedule in 2016.

Align a significant amount of executive compensation with strong longer-term business performance and share price — 75% of typical LTIP mix is performance-based (PSUs and stock options).
Total compensation is based both on retention and Company performance (e.g. earnings per share growth for PSUs and share price appreciation for stock options) that aligns shareholder and executive interests.

Other Executive Benefits and Perquisites
We provide for limited benefits and perquisites, including those that are market practice and those required by law.
Our United States (“US”) and United Kingdom (“UK”) employees are generally eligible for broader employee benefit plans, such as medical and employee stock purchase plan. In addition, our Named Executive Officers are eligible for certain other benefits and perquisites, including defined contribution plans (including a 401(k) plan in the US and defined contribution pension plans in the UK); cash contributions in lieu of defined contribution plans in the UK due to recent changes in UK tax rules; deferred compensation plan (US only); travel allowance (for certain UK executives); car allowance (where applicable); financial planning (UK); and relocation expenses (when applicable).
Balance the desire to maintain limited perquisites with the need to attract and retain highly qualified executives. Based on UK and US market norms.

As an example of our Named Executive Officer pay mix, the chart below shows the mix of compensation for our President, Chief Executive Officer and Director, Mr. Wilson, using his base salary, target annual bonus and the last equity grant to him (in 2014, using the grant date value), but excluding perquisites. In addition, the chart below uses the December 31, 2015 exchange rate for cash compensation, as detailed in footnote (6) to the Summary Compensation Table below.

Elements of CEO's Total Compensation
Annual Base Salary
13%
Incentive Bonus
(Target)
19%
Equity LTIP
68%

Annual Base Salary	$810,755
Incentive Bonus (Target)	$1,216,133
Equity LTIP	$4,400,000

Base Salary
We believe that a competitive base salary is essential in attracting and retaining key executive talent. Historically, the Compensation Committee has reviewed the base salaries of our Named Executive Officers and made adjustments to reflect, among other factors, each Named Executive Officer’s level of experience, responsibilities, expected future contributions to our success and market competitiveness. The base salary established for each of our Named Executive Officers is intended to reflect each individual’s responsibilities, experience, prior performance and other discretionary factors deemed relevant by our Compensation Committee. Base salary is also designed to provide our Named Executive Officers with steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our corporate performance. Our Compensation Committee determines the appropriate salary, usually after a review of market data and discussions with our Chief Executive Officer (except with respect to the Chief Executive Officer’s salary), taking into account our Named Executive Officers’ experience with reference to the base salaries of similarly-situated executives in our peer group.
The base salaries paid to our Named Executive Officers for 2015 are set forth in the Summary Compensation Table below. We did not change the base salaries for our Named Executive Officers in 2015.
Annual Bonus
Our Compensation Committee has the authority to award annual cash bonuses to our executive officers, which are subject to our performance bonus plan. The annual cash bonuses are intended to reward the achievement of corporate performance objectives. Our annual bonus program satisfies our goal of incentivizing our executive officers to achieve, and rewarding them for achieving, primarily annual financial metrics important to the success of our business.
Generally, at the commencement of an executive officer’s employment with us, our Compensation Committee, after discussion with our Chief Executive Officer, typically sets a target level of bonus compensation that is structured as a percentage of such executive officer’s annual base salary. In this regard, the employment agreements for our Named Executive Officers specifically provide that the target bonus percentage for Mr. Wilson is 150% of base salary and, for Messrs. Emery, Murphy and Minetola (as well as Mr. Ekert prior to termination of his employment), is 100% of base salary. Our Named Executive Officers can each earn up to 200% of their target bonus if the performance targets established by the Compensation Committee are exceeded.
Our annual bonus program for 2015 was primarily formulaic and was awarded to our Named Executive Officers based on achievement of specified Adjusted EBITDA and key operational metrics. However, our Compensation Committee does retain the discretion to change any bonus paid on an evaluation of a Named Executive Officer’s individual performance. For 2016, the funding of our annual bonus plan will be based upon Adjusted Operating Income rather than Adjusted EBITDA, as the Compensation Committee determined it is a more representative metric for measuring performance and profitability. We define Adjusted Operating Income (Loss) as Adjusted EBITDA less depreciation and amortization of property and equipment and amortization of customer loyalty payments. In addition, payment will continue to be based upon key operational and financial metrics, as well as individual performance.
For our 2015 annual bonus program, we exceeded our target Adjusted EBITDA to pay out 104% of our target bonus, and our actual Adjusted EBITDA was $535 million after our bonus payments. The Compensation Committee approved a bonus of 95-100% of target to our Named Executive Officers. The bonus calculations for our Named Executive Officers for 2015, which are also set forth in the Summary Compensation Table below, were as follows:
Named Executive Officer	Base Salary (US$)	Target Bonus (%)	Bonus Payment (% of Target)	2015 Bonus (US$)
Gordon Wilson – President, CEO and Director	$810,755(1)	150%	100%	$1,216,133
Philip Emery – EVP and Former CFO	$515,935(1)	100%	100%	$515,935
Thomas Murphy – EVP and GC	$445,254(1)	100%	100%	$445,254
Matthew Minetola – EVP and CIO	$375,000	100%	95%	$356,250
Kurt Ekert – former EVP and CCO	$550,000	100%	100%	$550,000

(1)
For Messrs. Wilson, Emery and Murphy the bonus was paid in British pounds, which has been converted to US dollars using the same exchange rate as used for the cash payments in the Summary Compensation Table below, as detailed in footnote (6) to that table. Mr. Murphy’s employment with us commenced on January 12, 2015 and, thus, his salary is prorated for 2015.

Long-Term Incentives
Equity-Based Compensation
We believe that equity-based compensation is an important component of our executive compensation program and that providing a significant portion of our Named Executive Officers’ total compensation package in equity-based compensation aligns the incentives of our Named Executive Officers with the interests of our shareholders and with our long-term corporate success. In addition, our Compensation Committee believes that equity-based compensation awards enable us to attract, motivate, retain and adequately compensate executive talent by providing competitive levels of compensation tied to our long-term value creation.
The Compensation Committee carefully considered the best approach for long-term incentive opportunities as a public company. Our long-term incentive program grants are made pursuant to our 2014 Omnibus Incentive Plan (the “2014 Equity Plan”) designed to achieve the following objectives:
•
Be primarily performance-based;

•
Use a mix of vehicles to recognize a combination of share price and operating performance;

•
Provide appropriate pay opportunity focused on the long-term, versus short-term, success of the Company; and

•
Align executive interests with shareholder interests.

In 2015, the Committee awarded an equity grant to Mr. Murphy upon his hiring and awarded an additional incentive grant of stock options to Mr. Minetola. Going forward, we generally anticipate making annual grants to our Named Executive Officers using the approach set forth above although the Compensation Committee will continue to update the equity approach as needed to reflect external market changes or changes in key metrics for the business.

Size of Grants
The size of the 2015 grants was established after reviewing grant sizes and total compensation for the peer group, as well as considering the individual performance, potential and experience of each member of the senior management team who received a grant. Awards for certain of our Named Executive Officers were as follows, as set forth in more detail in the “Grants of Plan-Based Awards During 2015” table below:
Name	2015 Grant Value
Thomas Murphy	$750,582
Matthew Minetola	$249,999
Types of Equity Vehicles Used
Since the IPO, our equity grants (including the grant to Mr. Murphy in 2015) have followed the RSU/PSU/Option structure and mix outlined above. This equity mix was selected to provide a balanced grant that reflects operating performance, share price growth and retention as follows:
•
50% of the value of the grant in the form of performance-based share units, which are tied to multi-year cumulative adjusted earnings per share goals plus subsequent additional time vesting, for a total of a three year vesting period;

•
25% of the value of the grant in the form of stock options (the fair value of stock options is determined at the grant date, using certain assumptions and applying the Black-Scholes option valuation method) vesting in equal installments over four years; and

•
25% of the value of the grant in the form of time-based restricted share units vesting in equal installments over four years.

With certain supplemental and new hire awards, we have deviated from this structure when the situation warranted doing so. For example, Mr. Minetola’s option grant in 2015 was in addition to his new hire grant in December 2014, and thus did not follow the mix above.
Timing of Equity Awards
We now expect our Compensation Committee to make annual equity grants to executives and other key employees in the first quarter of each year, as reflected in our annual grants made to our Named Executive Officers on March 15, 2016. During 2015, however, we only made grants to Named Executive Officers who were a new hire (Mr. Murphy) or were receiving an additional incentive award (Mr. Minetola). Therefore, the numbers in these tables, in particular the Summary Compensation Table, are lower than annual target compensation levels for our Named Executive Officers. Since all of our currently-employed executive officers (except Mr. Emery, who will be leaving on April 29, 2016) received a new hire or annual grant in the first quarter of 2016, next year’s proxy statement will be reflective of that annual grant. Although we do anticipate some limited new-hire, promotional, retention and other off-cycle equity grants, we expect that, going forward, our annual equity grants will take place in the first quarter of each year.
Other Executive Benefits and Perquisites
Our Named Executive Officers participate in broad-based welfare and retirement programs on substantially the same basis as other eligible employees, and they are eligible to participate in the 2014 Employee Stock Purchase Plan. In addition, in 2015, we provided financial planning and tax preparation for certain executives in the US and UK; deferred compensation (U.S. only); pension contributions and/or cash contributions in lieu of pension contributions (U.K. only); car allowance (for certain executives in the UK and Mr. Ekert): commuting benefits (for Mr. Emery only); relocation benefits (Mr. Minetola only); and a travel allowance (U.K. Named Executive Officers only), although some of these benefits are legacy benefits that are being phased out and thus are not provided to new hires after our IPO.
None of our Named Executive Officers receive benefits under a defined benefit pension plan. We do, however, provide for limited deferred compensation arrangements, with matching contributions by us in some circumstances, for U.S. executives.

We believe these benefits are generally consistent with those offered by other companies, and specifically with those companies with which we compete for employees, in the applicable jurisdictions in which our Named Executive Officers are employed.
Employment Agreements and Severance and Change of Control Benefits
We believe that a strong, experienced management team is essential to our and our shareholders’ best interests. We have entered into employment or other written agreements with our Named Executive Officers (which are market practice in the UK, where the majority of our Named Executive Officers are based) in order to outline their terms and conditions of employment, including notice periods (or pay in lieu of notice) and/or severance pay, as applicable. In addition, our equity grants provide for accelerated vesting in certain circumstances, which are payable only if the executive officer’s employment with us is terminated by us without cause or the executive resigns as the result of a constructive termination (and, in certain cases described below, are enhanced following a change in control). Certain restrictive covenants are also provide for commensurate with these payments to protect the Company. These benefits are enumerated and quantified in the sections captioned “Employment Agreements” and “Potential Payments Upon Termination of Employment or Change in Control” below. We do not provide “golden parachute” tax gross-ups.
Risk Assessment
In approving annual bonus and long-term incentive awards for our Named Executive Officers, the Compensation Committee assesses the risks associated with the adoption of these awards, including the performance measures and goals for the awards. For 2015, we have determined that any risks arising from our compensation programs and policies are not reasonably likely to have a material adverse effect on us. Our compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to shareholders. The combination of performance measures for the annual bonus (which are capped) and the equity compensation programs, share ownership and retention guidelines for executive officers, as well as the multi-year vesting schedules for equity awards encourage employees to maintain both a short and a long-term view with respect to our performance.
Other Compensation Policies
We have adopted several policies that we believe are important components of a public-company executive compensation program, which are generally described below.
Share Ownership Policy
We have adopted a share ownership policy that requires our directors and key employees, including our Named Executive Officers, to have significant share ownership in us. The share ownership policy requires that each Named Executive Officer holds our common shares with a value equal to or greater than three times his base salary, except in the case of the Chief Executive Officer, who is required to have holdings of our common shares with a value equal to or greater than five times his base annual salary. While the share ownership policy generally allows a relevant director or key employee five years to attain the relevant ownership threshold, our Named Executive Officers (other than Messrs. Minetola and Murphy, who have five years from the commencement of their employment to comply) were required to meet the relevant ownership threshold effective upon our IPO, and have done so. The Compensation Committee believes that this share ownership policy aligns the financial interests of our executive officers with those of our shareholders.
Compensation Recovery Policy
Effective April 23, 2015, we adopted a general compensation recovery (“clawback”) policy covering our annual and long-term incentive award plans and arrangements paid to our executive officers and certain other executives in advance of the final SEC rules implementing Section 954 of the Dodd-Frank Act. Our clawback policy is administered by the Compensation Committee and provides that, in the event of an accounting restatement of our financial statements due to our material non-compliance with any financial reporting requirements, the Compensation Committee has the discretion to require recoupment of up to three years of such compensation for the period covered by such restatement. Our clawback policy terminates upon a change in control.
Derivatives Trading and Hedging Policies
Our general insider trading policy provides that no employee, officer, or member of our Board may acquire, sell, or trade in any put option or call option or engage in any short sale (including a short sale “against the box”) or trade in any call or other derivative on our securities. Similarly, our insider trading policy generally prohibits our executive officers and members of our Board from pledging any of their common shares as collateral for a loan or other financial arrangement.
Tax and Accounting Considerations
Section 162(m) Compliance
Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows public companies a tax deduction for federal income tax purposes of more than $1 million of compensation paid to the chief executive officer and each of the three other most highly-compensated executive officers (other than the chief financial officer) in a taxable year. Compensation above $1 million may generally be deducted if it is “performance- based compensation” within the meaning of the Code. Since the time of our IPO, we have generally relied upon certain transition relief under Section 162(m). To the extent such transition relief is inapplicable, however, in approving the amount and form of compensation for our executive officers, the Compensation Committee considers all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m). The Compensation Committee believes that the potential deductibility of the compensation payable under those plans and arrangements should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. As a result, the Compensation Committee reserves the discretion to approve compensation arrangements that may not be tax deductible for us, such as base salary, cash incentive awards tied to our financial performances or equity incentive awards with time-based vesting requirements, or which do not comply with an exemption from the deductibility limit when it believes that such arrangements are appropriate to attract and retain executive talent. In connection with our IPO, we adopted the annual performance bonus plan to maximize our ability to deduct annual bonus amounts under Section 162(m).
“Golden Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that we, or a successor, may forfeit a deduction on the amounts subject to this additional tax. During 2015 we did not provide any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 and we have not agreed and are not otherwise obligated to provide any Named Executive Officer with such a “gross-up” or other reimbursement.
Accounting for Stock-Based Compensation
We follow Financial Accounting Standards Board’s Accounting Standard Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards, including stock options, made to employees based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards. FASB ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the equity awards and, when applicable, the performance criteria is probable to be achieved.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on the review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included herein.
THE COMPENSATION COMMITTEE
Douglas Hacker, Chairman
Gavin Baiera
Steven Chambers

Summary Compensation Table
The following table contains compensation information for our Named Executive Officers for the fiscal year ended December 31, 2015.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Gordon A. Wilson President, Chief Executive Officer and Director(6)	2015	810,755	0	0	2,174,482	180,725(7)	3,165,962
	2014	857,615	581,817	13,000,156(5)	1,387,561	200,506	16,027,655
	2013	910,910	149,407	4,195,508	2,609,009	210,983	8,075,817
Philip Emery Executive Vice President and Former Chief Financial Officer(6)	2015	515,935	0	0	899,275	123,254(7)	1,538,464
	2014	545,755	236,556	6,047,344(5)	577,011	132,308	7,538,974
	2013	579,670	49,935	2,075,267	1,147,978	142,201	3,995,051
Thomas Murphy Executive Vice President and General Counsel(6)	2015	445,254	0	750,582	445,254	57,009(7)	1,698,099
Matthew Minetola Executive Vice President and Chief Information Officer	2015	375,000	0	249,999	356,250	120,688(7)	1,101,937
	2014	28,846	0	1,001,789	0	865	1,031,501
Kurt Ekert Former Executive Vice President and Chief Commercial Officer(8)	2015	550,000	0	0	1,000,000	47,054(7)	1,597,054
	2014	550,000	327,491	5,728,249(5)	612,750	79,205	7,297,695
	2013	550,000	26,786	1,946,368	1,131,250	76,681	3,731,085

(1)
Amounts included in this column reflect discretionary payments to each of the then-employed Named Executive Officers in October 2014, April 2014, and March 2013. The amounts in this column do not include any amounts paid as annual incentive compensation (bonus) under the 2012 Executive Long-Term Incentive Plan (“2012 LTIP”) or the 2013 LTMIP (as described in footnote (3) below), which are reported separately in the column entitled “Non-Equity Incentive Plan Compensation.”

(2)
Amounts included in this column reflect the grant date fair value computed in accordance with FASB ASC Topic 718 for RSUs, which took the form of time-based RSUs (“TRSUs”) and performance-based RSUs (“PRSUs”) in the 2013 grants and time-based RSUs, PSUs and stock options in the 2014 and 2015 grants, with service and performance-based vesting conditions, as well as awards of class A-2 units in 2013. As a result, the amounts included in this column relating to grants in prior years do not cover the portion of awards for which the performance goals had not yet been established and communicated. Therefore, when the performance goals were established and communicated, the grants are included in that year’s Stock Award figure, even though they were awarded in a prior year (e.g. the award of PRSUs to Messrs. Wilson, Emery and Ekert was made in 2013 but is reflected in the 2014 row). The corresponding maximum grant date fair value for the awards for the applicable year are as follows: for Mr. Wilson: $4,195,508 for 2013 and $15,475,156 for 2014; for Mr. Emery: $2,075,267 for 2013 and $7,172,344 for 2014; for Mr. Murphy: $1,125,583 for 2015; for Mr. Minetola: $1,501,782 for 2014 and $249,999 for 2015; and for Mr. Ekert: $1,946,368 for 2013 and $6,684,499 for 2014. Dividends on equity held by our Named Executive Officers are not separately reported in this table. Assumptions used in the calculation of these amounts are included in Note 16, “Equity-Based Compensation,” to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on February 18, 2016.

(3)
Amounts included in this column include amounts paid as annual incentive compensation under our performance-based bonus plans, the performance and time-based amounts paid under the 2012 LTIP, and the 2013 LTMIP (as described later in this footnote). The payments to our Named Executive Officers for 2015 under our performance-based bonus plan were as follows: $1,216,133 to Mr. Wilson; $515,935 to Mr. Emery; $445,254 to Mr. Murphy; $356,250 to Mr. Minetola; and $550,000 to Mr. Ekert, with the remaining payments (to Messrs. Wilson, Emery and Ekert only) in 2015 relating to the final two installments under the 2013 LTMIP. In 2013, we granted awards to certain of our Named

Executive Officers pursuant to the 2013 Long-Term Management Incentive Program (“2013 LTMIP”) based on the Compensation Committee’s conclusion that we needed additional incentives to retain our Named Executive Officers. The 2013 LTMIP awards to certain Named Executive Officers were paid based on continued employment and subject to compliance under the covenants in our debt agreements. The awards under this program vested semi-annually over three years (2013 – 2015), with 12.5% of the award eligible for vesting in each of the first four semi-annual vesting dates (in 2013 and 2014) and 25% eligible for vesting in each of the last two semi-annual vesting dates (in 2015). For Messrs. Wilson and Emery, amounts payable under the 2012 LTIP were expressed in US dollars, as the awards were made in US dollars, but those amounts were converted into British pounds at the time of payment, which was after the filing of the applicable year’s Form 10-K. Payments to Messrs. Wilson and Emery in respect of the 2013 LTMIP during 2013, 2014 and 2015 were also converted into British pounds at the time of payment; those amounts are converted back into US dollars in the table above using the exchange rates at the end of applicable year since the payments were made prior to the applicable year’s Annual Report on Form 10-K.
(4)
As detailed in footnote (2) above, any dividends paid to our Named Executive Officers are not included in All Other Compensation.

(5)
The amounts for 2014 include the value of certain grants that were granted in May 2013, but for which the performance criteria were not finalized and communicated to the executives until May 2014. The amounts relating to the grants approved in 2013 but reflected in 2014 are as follows: $8,320,000 for Mr. Wilson, and $3,920,000 each for Messrs. Ekert and Emery.

(6)
All amounts expressed for Messrs. Wilson, Emery and Murphy (with the exception of equity awards) were paid in British pounds and have been converted to US dollars at the applicable exchange rate for December 31 of the applicable year, i.e. 1.4741 US dollars to 1 British pound as of December 31, 2015, 1.5593 US dollars to 1 British pound as of December 31, 2014, and 1.6562 US dollars to 1 British pound as of December 31, 2013.

(7)
See the chart below for detail on All Other Compensation.

(8)
Mr. Ekert’s employment with us terminated on January 1, 2016.

The benefits and perquisites for our Named Executive Officers set forth above in the “All Other Compensation” column above are as follows:
NEO Benefits and Perquisites for 2015
Name	Pension/ 401(k) Match ($)	Supplemental Cash Pension Allowance ($)	Travel Allowance ($)	Cash Car Allowance ($)	Financial Planning ($)	Commuting Benefits ($)	Relocation Benefits ($)	Deferred Compensation Match ($)	Total ($)
Gordon A. Wilson, President, Chief Executive Officer and Director	0	121,613	7,371	47,171	4,570	—	—	—	180,725
Philip Emery, Executive Vice President and Former Chief Financial Officer	58,817	18,574	7,371	22,554	5,896	10,042	—	—	123,254
Thomas Murphy, Executive Vice President and General Counsel	35,034	—	—	21,975	—	—	—	—	57,009
Matthew Minetola, Executive Vice President and Chief Information Officer	15,900	—	—	—	—	—	102,557	2,231	120,688
Kurt Ekert, Former Executive Vice President and Chief Commercial Officer	15,900	—	—	16,154	15,000	—	—	—	47,054

Grants of Plan-Based Awards During 2015
In connection with Mr. Murphy’s hiring on January 12, 2015, our Board of Directors approved a grant of Restricted Share Units (“RSUs”), Performance Share Units (“PSUs”) and time-based options under the 2014 Equity Plan to Mr. Murphy. In addition, on September 8, 2015, our Board of Directors approved an additional incentive award of time-based options to Mr. Minetola. The time-based RSUs will vest annually in four equal installments, the PSUs will cliff vest in three years based on our achievement of an adjusted earnings per share target that was established following the grant (and will have the possibility of an additional 100% vesting of the grant of such PSUs based on the achievement of a stretch target that was established), and the options will vest annually in four equal installments, subject to and on the terms and conditions set forth in the award agreements. These grants were denominated in a total dollar value that was converted into a number of RSUs, PSUs and options based upon the closing price on the business day immediately prior to the grant date. The grant to Mr. Murphy was allocated 25%, 50% and 25% into RSUs, PSUs and options, respectively.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(2)	Maximum (#)
Gordon A. Wilson President, Chief Executive Officer and Director	Non-Equity Incentive Plan		958,359	2,174,482	3,390,614
Philip Emery Executive Vice President and Former Chief Financial Officer	Non-Equity Incentive Plan		383,340	899,275	1,415,210
Thomas Murphy Executive Vice President and General Counsel	Non-Equity Incentive Plan			445,254	890,507
	RSUs(4)	1/12/15							11,755			187,492
	PSUs(5)	1/12/15				11,756	23,511	47,022				375,000
	Options(6)	1/12/15								29,389	15.95	188,090
Matthew Minetola Executive Vice President and Chief Information Officer	Non-Equity Incentive Plan			375,000	750,000
	Options	9/8/15								54,466	13.15	249,999
Kurt Ekert Former Executive Vice President and Chief Commercial Officer	Non-Equity Incentive Plan		450,000	1,000,000	1,550,000

(1)
As noted in footnote (3) to the Summary Compensation Table above, these amounts reflect our 2015 annual performance-based bonus plan and the 2013 LTMIP, as applicable.

(2)
For the PSUs that were granted in 2015, in the event that target is achieved, all of the PSUs will vest (with pro-rata vesting if between threshold and target performance or between target and stretch performance), with the potential for an additional 100% of PSUs vesting for over performance (stretch) at the maximum set by our Board.

(3)
These amounts reflect grant date value of the award computed in accordance with FASB ASC Topic 718. See footnote (2) to the Summary Compensation Table above.

(4)
The RSUs granted in 2015 vest over four years in equal annual installments.

(5)
The PSUs granted to Mr. Murphy in January 2015 will vest on October 15, 2017 based on our achievement of certain financial targets. The fair value for the PSUs granted during 2015 is based on the assumption of achieving target performance, which would result in vesting of 100% of the PSUs.

(6)
The options granted in 2015 vest over four years in equal annual installments.

Employment Agreements
We have employment or other written agreements with each of our Named Executive Officers, which supersede all prior understandings regarding their employment. Written employment agreements are market practice in the UK, where three of our Named Executive Officers are based. We have also granted our Named Executive Officers equity-based awards. The severance arrangements for our Named Executive Officers are described below under “— Potential Payments upon Termination of Employment or Change in Control.”
Gordon A. Wilson, President and Chief Executive Officer
Travelport International Limited, our wholly-owned, indirect subsidiary, entered into a service agreement with Mr. . Wilson on May 31, 2011 (as amended on November 7, 2012) in connection Mr. Wilson’s assumption of the role of President and Chief Executive Officer. The service agreement continues until it is terminated by either party giving to the other at least 12 months prior written notice. If full notice is not given, we will pay salary and benefits in lieu of notice for any unexpired period of notice, regardless of which party gave notice of termination. Mr. Wilson is eligible for a target annual bonus of 150% of his base salary. Mr. Wilson’s current base salary is £550,000.
Philip Emery, Executive Vice President and Former Chief Financial Officer
Travelport International Limited, our wholly-owned, indirect subsidiary, entered into a contract of employment with Mr. Emery effective October 1, 2009, as amended on March 28, 2011 and November 24, 2011. Mr. Emery’s employment agreement with us continues until it is terminated by either party giving to the other at least 12 months prior written notice. If full notice is not given, we will pay salary in lieu of notice for any unexpired period of notice, regardless of which party gave notice of termination. Mr. Emery is eligible for a target annual bonus of 100% of his base salary. Mr. Emery’s current base salary is £350,000. Bernard Bot assumed the role of Chief Financial Officer on January 1, 2016 following Mr. Emery’s notice to us on December 9, 2015 that he is resigning from his employment with us.
Thomas Murphy, Executive Vice President and General Counsel
Travelport International Limited, our wholly-owned, indirect subsidiary, entered into a contract of employment with Mr. Murphy effective January 12, 2015. Mr. Murphy’s employment agreement with us continues until it is terminated by us giving at least 12 months prior written notice or Mr. Murphy giving six months prior written notice. If full notice is not given, we will pay salary in lieu of notice for any unexpired period of notice, regardless of which party gave notice of termination. Mr. Murphy is eligible for a target annual bonus of 100% of his base salary. Mr. Murphy’s current base salary is £310,000.
Matthew Minetola, Executive Vice President and Chief Information Officer
Travelport, LP, our wholly-owned, indirect subsidiary, entered into a letter agreement with Mr. Minetola, pursuant to which his employment with us commenced on December 1, 2014. Mr. Minetola is eligible for a target annual bonus of 100% of his base salary. Mr. Minetola’s current base salary is $375,000.
Kurt Ekert, Former Executive Vice President and Chief Commercial Officer
Travelport, LP, our wholly-owned, indirect subsidiary, entered into an employment agreement with Mr. Ekert effective October 21, 2011, as amended on November 23, 2011 and March 6, 2013. Pursuant to his employment agreement, Mr. Ekert was eligible for a target annual bonus of 100% of his base salary, which for 2015 was set at $550,000. On October 23, 2015, we entered into a transition and separation agreement with Mr. Ekert, which provided for (i) the terms of Mr. Ekert’s continued employment with us through January 1, 2016, and (ii) transition benefits pursuant to Mr. Ekert’s employment agreement and management equity award agreement.
Restrictive Covenants
As a result of the restrictive covenants contained in their employment agreements and/or equity award agreements, each of the Named Executive Officers has agreed not to disclose, or retain and use for his own benefit or benefit of another person our confidential information. Each Named Executive Officer has also agreed not to directly or indirectly compete with us, not to solicit our employees or clients, engage in, or directly or indirectly manage, operate, or control or join our competitors, or compete with us or interfere with our business or use his status with us to obtain goods or services that would not be available in the absence of such a relationship to us. Each equity award agreement during their service as an executive officer provides that these restrictions are in place during their employment and for two years thereafter. In the case of Mr. Ekert, these restrictions in his agreements were effective during his employment and are effective for a period of two years thereafter. In the case of Messrs. Wilson, Emery and Murphy, the restrictions contained in their employment agreements are effective during their employment and for a period of 12 months thereafter. Should we exercise our right to place Messrs. Wilson, Emery or Murphy on “garden leave,” the period of time that they are on such leave will be subtracted from and thereby reduce the post-termination length of time that they are subject to these restrictive covenants in their employment agreement.
In addition, each of the Named Executive Officers has agreed to grant us a perpetual, non-exclusive, royalty-free, worldwide, and assignable and sub-licensable license over all intellectual property rights that result from their work while employed with us.
Outstanding Equity Awards at 2015 Fiscal-Year End
		Option Awards				Stock Awards
Name	Type of Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(4)
Gordon A. Wilson President, Chief Executive Officer and Director	2014 RSUs(1)					51,562	665,150
	2014 PSUs(2)							275,000	3,547,500
	2014 Options(3)	42,969	128,906	16.00	9/25/2024
Philip Emery Executive Vice President and Former chief Financial Officer	2014 RSUs(1)					23,437	302,337
	2014 PSUs(2)							125,000	1,612,500
	2014 Options(3)	19,531	58,594	16.00	9/25/2024
Thomas Murphy Executive Vice President and General Counsel	2015 RSUs(1)					8,816	113,726
	2015 PSUs(2)							47,022	606,584
	2015 Options(3)	7,347	22,042	15.95	1/12/2025
Matthew Minetola Executive Vice President and Chief Information Officer	2014 RSUs(1)					10,807	139,410
	2014 PSUs(2)							57,636	743,504
	2014 Options(3)	9,006	27,017	16.00	9/25/2024
	2015 Options(3)	0	54,466	13.15	9/8/2025
Kurt Ekert Former Executive Vice President and Chief Commercial Officer	2014 RSUs(1)					19,922	256,994
	2014 PSUs(2)							106,250	1,370,625
	2014 Options(3)	16,602(6)	49,804	16.00	9/25/2024

(1)
The RSUs granted in 2014 and 2015 vest over four years in equal annual installments.

(2)
The PSUs granted in 2014 and 2015 will vest on October 15, 2017 based on our achievement of certain financial targets.

(3)
The options granted in 2014 and 2015 vest over four years in equal annual installments.

(4)
Based on the closing price of our common shares on December 31, 2015.

(5)
Based on performance of certain financial targets at stretch (maximum).

(6)
Mr. Ekert did not exercise his vested options in the 90-day period following his termination of employment with us, and thus his vested options have been forfeited.

Option Exercises and Stock Vested in 2015
Name	Plan or Award Type	Number of Company Shares Becoming Vested During the Year(1)	Value Realized on Vesting ($)
Gordon A. Wilson President, Chief Executive Officer and Director	2013 PRSUs	416,000	6,855,680
	2014 RSUs	17,188	243,210
Philip Emery Executive Vice President and Former Chief Commercial Officer	2013 PRSUs	196,000	3,230,080
	2014 RSUs	7,813	110,554
Thomas Murphy Executive Vice President and General Counsel	2015 RSUs	2,939	41,587
Matthew Minetola Executive Vice President and Chief Information Officer	2014 RSUs	3,602	50,968
Kurt Ekert Former Executive Vice President and Chief Commercial Officer	2013 PRSUs	196,000	3,230,080
	2014 RSUs	6,641	93,970

(1)
The vesting events reflected in this table include the October 15, 2015 vesting of RSUs granted in 2014 (for Messrs. Wilson, Emery, Minetola and Ekert) and 2015 (Mr. Murphy), as well as the 2013 grant of PRSUs to Messrs. Wilson, Emery and Ekert. None of our Named Executive Officers exercised any options in 2015.

Pension Benefits in 2015
None of our Named Executive Officers are currently participating in a defined benefit plan sponsored by us or our subsidiaries and affiliates.

Non-qualified Deferred Compensation in 2015
All amounts disclosed in this table relate to our Travelport Officer Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows certain executives in the US to defer a portion of their compensation until a later date (which can be during or after their employment), and to receive an employer match on their contributions. In 2015, this compensation included base salary, deal/transaction bonuses, discretionary bonuses and annual bonuses, and the employer match was 100% of employee contributions of up to 6% of the relevant compensation amount. Each participant can elect to receive a single lump payment or annual installments over a period up to 10 years.
In contrast to the Summary Compensation Table and other tables that reflect amounts paid in respect of 2015, the table below reflects deferrals and other contributions occurring in 2015 regardless of the year for which the compensation relates, i.e. the amounts below include amounts deferred in 2015 in respect of 2014 but not amounts deferred in 2016 in respect of 2015.
Name	Beginning Balance at Prior FYE (12/31/2014) ($)	Executive Contributions in Last FY ($)	Company Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (12/31/2015) ($)
Gordon A. Wilson President, Chief Executive Officer and Director(1)	___	___	___	___	___	___
Philip Emery Executive Vice President and Former Chief Financial Officer(1)	___	___	___	___	___	___
Thomas Murphy Executive Vice President and General Counsel(1)	___	___	___	___	___	___
Matthew Minetola Executive Vice President and Chief Information Officer	0	2,231	2,231	1	0	4,463
Kurt Ekert Former Executive Vice President And Chief Commercial Officer(2)	3,022	0	0	(123)	0	2,899

(1)
Each of Messrs. Wilson, Emery and Murphy participate in a UK defined contribution pension scheme that is similar to a 401(k) plan and, therefore, is not included in this table.

(2)
Mr. Ekert was also a participant in the Travelport Americas, LLC Savings Restoration Plan (the “Savings Restoration Plan”), a non-qualified deferred compensation plan in which certain US executives could contribute until January 1, 2008. The balances in this Non-Qualified Deferred Compensation table reflect the Savings Restoration Plan only for Mr. Ekert, as he did not have a balance in the Deferred Compensation Plan in 2015.

Potential Payments Upon Termination of Employment or Change in Control
The following table describes the potential payments and benefits under our compensation and benefit plans and arrangements to which our Named Executive Officers would be entitled upon termination of employment on December 31, 2015. For additional details about the payments to Mr. Ekert as a result of his termination from employment with us on January 1, 2016, see above under “Employment Agreements.”
Current	Cash Severance Payment ($)	Continuation of Certain Benefits (Present value) ($)	Acceleration and Continuation of Equity(1) ($)	Total Termination Benefits ($)
Gordon A. Wilson
Voluntary retirement	0	0	0	0
Involuntary termination	4,053,775	0	1,573,581	5,627,356
Change in Control (CIC)	0	0	0	0
Involuntary or good reason termination after CIC	4,053,775	0	2,438,900	6,492,675
Philip Emery
Voluntary retirement	0	0	0	0
Involuntary termination	1,031,870	0	715,266	1,747,136
Change in Control (CIC)	0	0	0	0
Involuntary or good reason termination after CIC	1,031,870	0	1,108,587	2,140,457
Thomas Murphy
Voluntary retirement	0	0	0	0
Involuntary termination	0	0	261,793	261,793
Change in Control (CIC)	0	0	0	0
Involuntary or good reason termination after CIC	0	0	417,018	417,018
Mathew Minetola
Voluntary retirement	0	0	0	0
Involuntary termination	750,000	0	341,708	1,091,708
Change in Control (CIC)	0	0	0	0
Involuntary or good reason termination after CIC	750,000	0	511,162	1,261,162
Kurt Ekert
Voluntary retirement	0	0	0	0
Involuntary termination	1,650,000	71,179	607,977	2,329,156
Change in Control (CIC)	0	0	0	0
Involuntary or good reason termination after CIC	2,200,000	71,179	942,307	3,213,486

(1)
Based on the closing price of our common shares on December 31, 2015.

Accrued Pay and Regular Retirement Benefits.   The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to our salaried employees generally upon termination of employment, such as:
•
accrued salary and vacation pay (if applicable);

•
earned but unpaid bonuses; and

•
distributions of plan balances under our 401(k) plan.

Deferred Compensation.   The amounts shown in the table above do not include distributions of plan balances under our Deferred Compensation Plan and Savings Restoration Plan. Those amounts are shown in the Nonqualified Deferred Compensation in 2015 table.

Death and Disability.   A termination of employment due to death or disability does not entitle the Named Executive Officers to any payments or benefits that are not available to salaried employees generally, except a pro-rata portion of annual bonus for the year of death or disability in the case of Mr. Ekert.
Involuntary and Constructive Termination and Change-in-Control Severance Pay.
Our Named Executive Officers are entitled to severance pay and benefits (as set forth in more detail below) in the event that their employment is terminated by us without cause or, in the case of Mr. Ekert, if he resigns as a result of a constructive termination or, in the case of Messrs. Wilson, Emery and Murphy, a resignation due to fundamental breach of contract. The amounts shown in the table above are for such “involuntary or constructive terminations” and are based on the following assumptions and provisions in the employment agreements:
•
Covered terminations generally.   Eligible terminations include an involuntary termination for reasons other than cause, or, as applicable, a voluntary resignation by the executive as a result of a constructive termination or fundamental breach of contract, as applicable.

•
Covered terminations following a Change in Control.   Eligible terminations include an involuntary termination for reasons other than cause, or, as applicable, a voluntary resignation by the executive as a result of a constructive termination or fundamental breach of contract following a change in control.

•
Definitions of Cause and Constructive Termination (only applicable to Mr. Ekert)

•
A termination of the executive by us is for cause if it is for any of the following reasons:

•
the executive’s failure substantially to perform executive’s duties for a period of 10 days following receipt of written notice from the Company of such failure;

•
theft or embezzlement of company property or dishonesty in the performance of the executive’s duties;

•
an act or acts on executive’s part constituting (x) a felony under the laws of the US or state thereof or (y) a crime involving moral turpitude;

•
the executive’s willful malfeasance or willful misconduct in connection with his duties or any act or omission which is materially injurious to our financial condition or business reputation; or

•
the executive’s breach of restrictive covenants.

•
A termination by the executive is as a result of constructive termination if it results from, among other things:

•
any material reduction in the executive’s base salary or annual bonus (excluding any change in value of equity incentives or a reduction affecting substantially all similarly situated executives);

•
our failure to pay compensation or benefits when due;

•
material and sustained diminution to the executive’s duties and responsibilities, except in certain circumstances;

•
the primary business office for the executive being relocated by more than 50 miles from Parsippany, New Jersey; or

•
our election not to renew the initial employment term or any subsequent extension thereof (except as a result of the executive’s reaching retirement age, as determined by our policy).

•
Cash severance payment.   For Mr. Wilson, this represents two times the sum of his base salary and target annual bonus. For Mr. Emery, this represents 12 months of salary plus pro-rata target bonus for 2015. For Mr. Ekert, this represents a cash severance payment of two times his base annual salary (and, in certain circumstances following a change in control, one times his target bonus) plus a pro-rata target bonus for 2015. For Mr. Minetola, this represents a cash severance payment of one times his base annual salary plus pro-rata target bonus for 2015. We are also required to give Messrs. Wilson, Emery and Murphy 12 months of notice or pay in lieu of notice, which is not reflected in the table above. In the case of Messrs. Emery, Ekert and Minetola, they must execute, deliver and not revoke a separation agreement and general release in order to receive these benefits.
•
Continuation of health, welfare and other benefits (Mr. Ekert only).   Represents the actual payments to Mr. Ekert (or payments on his behalf) following his termination without cause and based on his execution, delivery and non-revocation of the separation agreement and general release, for continued health and welfare benefits (at active employee rates), financial planning benefits, in each case for one year, applicable tax assistance on such benefits, and outplacement benefits.

•
Acceleration and continuation of equity awards.   For the outstanding grants of RSUs, PSUs and stock options, upon a termination by us without cause, our currently-employed Named Executive Officers receive pro-rata vesting (in the case of the RSUs, since the last vesting date) for time served plus an additional 12 months, with PSUs based on the actual earnings per share result (which, for purposes of the table above, assumes a result at target, i.e. 100% based on performance through December 31, 2015, as assumed in the Company’s consolidated financial statements). As a result, a termination on December 31, 2015 results in 40.3% vesting (14.5/36ths) for RSUs and options (with the exception of the options granted to Mr. Minetola in September 2015, which are 14.5/48ths, or 30.2%) and 73.6% vesting (26.5/36ths) for PSUs (with the exception of the PSUs granted to Mr. Murphy in January 2015, which are 14.5/36ths, or 40.3% vesting). In addition, upon termination without cause or as a result of a constructive termination, in either case following a change in control, our currently-employed Named Executive Officers will vest in all previously unvested and outstanding RSUs, PSUs (at target) and options. Finally, any accelerated vesting of outstanding equity awards is subject to the executive’s execution of a suitable separation agreement and general release.

•
Payments Upon Change in Control Alone.   The change in control provisions in the current employment agreements and equity award agreements relating to outstanding awards for our currently-employed Named Executive Officers do not provide for any special vesting upon a change in control alone, and severance payments are made only if the executive suffers a covered termination of employment.

Compensation of Directors
As set forth below, some of our current directors receive compensation for their service as a director, and all of our directors receive reimbursement of expenses incurred from their attendance at meetings of our Board of Directors. Directors who are also our employees receive no separate compensation for service on the Board of Directors.
In connection with our IPO, our Board of Directors adopted a compensation program for our non-employee directors (the Independent Director Compensation Policy). Pursuant to the Independent Director Compensation Policy, certain members of our Board who are not our employees receive the following cash compensation for service as a Board member, as applicable:
•
$75,000 per year for service as a Board member (other than the Chairman of the Board);

•
$25,000 per year for service as chairperson of the Audit Committee and $20,000 per year for service as chairperson of the Compensation Committee or the Nominating and Corporate Governance Committee; and

•
$10,000 per year for service as a member of the Audit Committee, $10,000 per year for service as a member of the Compensation Committee and $10,000 per year for service as a member of the Nominating and Corporate Governance Committee.

In addition, pursuant to the Independent Director Compensation Policy, certain of our non-employee directors (other than the Chairman of the Board of Directors) receive annual, automatic, non-discretionary grants of RSUs (with one-year cliff vesting) with an initial value of  $125,000.
As compensation for his service as Chairman of our Board of Directors, Mr. Steenland receives $150,000 per year payable in cash and $325,000 payable in RSUs with one-year cliff vesting, which is inclusive of his services on any committees. In addition, effective March 1, 2016, Ms. Buse receives an additional $125,000 per year for her service on the Board of Directors of eNett International (Jersey) Limited, our majority-owned subsidiary.

Our Independent Director Compensation Policy provides that the equity awards to non-employee directors shall be granted under, and shall be subject to, the terms and provisions of our 2014 Equity Plan and shall be granted subject to the execution and delivery of award agreements.
It is expected that each non-employee director shall own common shares equal in value to three times the annual Board cash retainer, except in the case of the Chairman of the Board of Directors, whose ownership of common shares shall be equal to four times the annual Board cash retainer. The Compensation Committee shall periodically review the share ownership guidelines for non-employee directors. Generally, each non-employee director has five years from the date they become subject to the guidelines to meet the applicable ownership threshold.
The following table contains compensation information for our non-employee directors for the year ended December 31, 2015:
Name	Year	Fee Earned or Paid in Cash ($)	RSU Awards ($)(1)	Total ($)(2)
Douglas M. Steenland, Chairman	2015	150,000	325,000	475,000
Douglas Hacker, Director	2015	105,000	125,000	230,000
Michael Durham, Director	2015	100,000	125,000	225,000
Elizabeth Buse, Director	2015	85,000	125,000	210,000
Steven R. Chambers, Director	2015	57,335(3)	125,000	182,335
Gavin Baiera, Director	2015	0	0	0
Gregory Blank, Director	2015	0	0	0

(1)
As with the stock awards set forth in the Summary Compensation Table above, and consistent with footnote (2) to that table, amounts included in this column reflect the grant date fair value computed in accordance with FASB ASC Topic 718.

(2)
Reflects all fees paid to certain of our non-employee directors with respect to 2015 but does not include travel or other business-related reimbursements.

(3)
Mr. Chambers joined our Board effective April 24, 2015, and thus the cash fee paid to him was pro-rated for 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common shares as of April 25, 2016 with respect to:
•
each beneficial owner of more than 5% of our issued and outstanding common shares;

•
each of our Named Executive Officers;

•
each of our directors; and

•
all of our directors and our executive officers as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be issued and outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated common shares. Unless otherwise noted, the address of each beneficial owner is Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom.
Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
FMR LLC(1)	18,525,533	14.96%
Angelo, Gordon Funds(2)	7,986,979	6.45%
Solus Alternative Asset Management LP(3)	6,843,799	5.53%
Gordon A. Wilson(4)	783,992	*
Bernard Bot	—	*
Matthew Minetola(5)	11,406	*
Thomas Murphy(6)	8,904	*
Philip Emery(7)	357,424	*
Douglas M. Steenland(8)	363,677	*
Gavin Baiera(9)	—	*
Gregory L. Blank	—	*
Elizabeth L. Buse(10)	16,799	*
Steven R. Chambers(11)	8,986	*
Michael J. Durham(12)	26,799	*
Douglas A. Hacker(13)	32,424	*
All directors and executive officers as a group (13 individuals)(14)	1,610,411	1.30%

*
Less than 1%

(1)
Based solely on the Schedule 13G/A filed by FMR LLC with the SEC on February 12, 2016. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(2)
Reflects beneficial ownership of 568,632 common shares held by AG Super Fund International Partners, L.P., 7,274,939 common shares held by Silver Oak Capital, L.L.C., 64,552 common shares held by AG Capital Recovery Partners VI LP, 28,682 common shares held by AG Capital Recovery Partners VII LP, 5,804 common shares held by AG Eleven Partners, 1,622 common shares held by AG MM LP, 1,360 common shares held by AG Princess LP, 38,826 shares held by AG Super Fund LP and 2,562 common shares held by Nutmeg Partners LP (collectively, the “Angelo, Gordon Funds”). The address of the Angelo, Gordon Funds is c/o Angelo, Gordon & Co., L.P., 245 Park Avenue — 26th Floor, New York, NY 10167.
(3)
Based solely on the Schedule 13G/A filed by Solus Alternative Asset Management LP, Solus GP LLC and Christopher Pucillo (together, the “Solus Funds”) with the SEC on February 12, 2016. The address of the Solus Funds is 410 Park Avenue, 11th Floor, New York, NY 10022.

(4)
Includes 42,969 time-vested nonqualified stock options that became exercisable as of October 15, 2015.

(5)
Includes 9,006 time-vested nonqualified stock options that became exercisable as of October 15, 2015.

(6)
Includes 7,347 time-vested nonqualified stock options that became exercisable as of October 15, 2015.

(7)
Includes 19,531 time-vested nonqualified stock options that became exercisable as of October 15, 2015.

(8)
Includes (i) 80,000 time-vested nonqualified stock options that became exercisable as of April 15, 2015, (ii) 240,000 time-vested nonqualified stock options that became exercisable on April 15, 2016 and (iii) 23,364 time-vested restricted share units that will vest on June 7, 2016.

(9)
Mr. Baiera, a director of the Company, is a Managing Director of Angelo, Gordon & Co, L.P.

(10)
Includes 8,986 time-vested restricted share units that will vest on June 7, 2016.

(11)
Includes 8,986 time-vested restricted share units that will vest on June 7, 2016.

(12)
Includes 8,986 time-vested restricted share units that will vest on June 7, 2016.

(13)
Includes 8,986 time-vested restricted share units that will vest on June 7, 2016.

(14)
Shares beneficially owned by the Angelo, Gordon Funds have been excluded for purposes of the presentation of directors and executive officers as a group.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information about our common shares that may be issued upon the exercise of options and restricted stock units (time-based and performance-based) under our existing equity compensation plans as of December 31, 2015:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, Rights and Restricted Share Units(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (Excluding Restricted Share Units) ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	3,764,656	$14.27	6,537,094
Total	3,764,656	$14.27	6,537,094

(a)
Includes the following options and other awards granted under the Travelport Worldwide Limited 2013 Equity Plan and the Travelport Worldwide Limited 2014 Omnibus Incentive Plan, which were established prior to our IPO:

Options	1,454,638
RSUs and TRSUs	708,595
PSUs and PRSUs	1,078,127
Total	3,241,360

Also includes the following awards granted under the Travelport Worldwide Limited 2015 MTT Incentive Plan (the “MTT Plan”), which was established pursuant to an exemption from approval by security holders under the NYSE rules:
RSUs	166,133
PSUs and PRSUs	357,163
Total	523,296

The weighted average remaining contractual term of the options outstanding as of December 31, 2015 was 7.5 years.
(b)
Excludes RSUs, PSUs and PRSUs.

(c)
Represents 310,170 common shares available for issuance under the Travelport Worldwide Limited 2013 Equity Plan, 3,854,865 common shares available for issuance under the Travelport Worldwide Limited 2014 Omnibus Incentive Plan and 2,372,059 common shares available for issuance under the Travelport Worldwide Limited 2014 Employee Stock Purchase Plan. No additional common shares are available for issuance under the MTT Plan. The Travelport Worldwide Limited 2013 Equity Plan, the Travelport Worldwide Limited 2014 Omnibus Incentive Plan and the Travelport Worldwide Limited 2014 Employee Stock Purchase Plan are more fully described in Note 16 — “Equity-Based Compensation” to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 18, 2016. The MTT Plan is substantially the same as the Travelport Worldwide Limited 2014 Omnibus Incentive Plan other than the MTT Plan was created specifically to issue restricted share unit awards to certain executives of MTT in the context of our acquisition of MTT in July  2015.

RELATED PARTY TRANSACTIONS
Commercial Transactions with Affiliated Companies
Blackstone has ownership interests in a broad range of companies and has affiliations with other companies. We have entered into commercial transactions on an arms-length basis in the ordinary course of our business with these companies, including the sale of goods and services and the purchase of goods and services. For example, in 2015, we recorded revenue of approximately $26 million and $7 million, respectively, from Hilton Hotels Corporation and Wyndham Hotel Group, which are Blackstone portfolio companies, in connection with Travel Commerce Platform booking fees received. Other than as described herein, none of these transactions or arrangements is material.
Registration Rights Agreement
In connection with our comprehensive refinancing in 2013, we entered into a Registration Rights Agreement pursuant to which we may be required to register the sale of our common shares held by certain existing holders. Under the Registration Rights Agreement, certain holders have the right to request us to register the sale of their common shares and may require us to make available shelf registration statements permitting sales of common shares into the market from time to time over an extended period. In addition, substantially all holders of our common shares prior to our initial public offering have the ability to exercise certain piggyback registration rights in connection with registered offerings requested by other holders or initiated by us.
Review, Approval or Ratification of Related Person Transactions
Our Audit Committee is responsible for the review, approval or ratification of  “related-person transactions” between us or our subsidiaries and related persons. “Related person” refers to a person or entity who is, or at any point since the beginning of the last fiscal year was, a director, officer, nominee for director, or 5% shareholder of us and their immediate family members. Our Audit Committee has adopted a Related Parties Transaction Policy regarding the approval of related-person transactions. The Audit Committee applies its review procedures as a part of its standard operating procedures.
As a general matter, under our Related Party Transactions Policy, related-party transactions where the amount involved could reasonably be expected to exceed $120,000 in any calendar year and material amendments or modifications of any such transaction are submitted to the Audit Committee for review and approval before the transaction is consummated. If advance approval of a related-person transaction is not obtained, then the transaction must be submitted to the Audit Committee for ratification, as soon as reasonably practicable, but in any event, at the Audit Committee’s next regularly scheduled meeting. If the Audit Committee does not ratify a related-person transaction that has been consummated without its approval, the Audit Committee will, in consultation with our General Counsel, consider whether additional action is necessary, such as terminating the transaction on a prospective basis, rescinding or modifying it in a manner that would facilitate ratification by the Audit Committee.
In the course of its review and approval or ratification of a related-person transaction, as provided in the Audit Committee’s charter and under our Related Party Transactions Policy, the Audit Committee considers:
•
the nature of the related-person’s interest in the transaction;

•
the material terms of the transaction, including the amount involved and type of transaction;

•
the importance of the transaction to the related person and to us;

•
whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•
any other matters the Audit Committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the Audit Committee at which the transaction is considered.

REPORT OF THE AUDIT COMMITTEE
Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing independent audits of the Company’s consolidated financial statements and on the effectiveness of the Company’s internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing their reports thereon.
In performing its oversight function, the Audit Committee discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed under the rules adopted by the PCAOB.
In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required from the independent auditors by applicable requirements of the PCAOB.
The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations and the evaluations of the Company’s internal controls.
Based on the reviews and discussions referred to above and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC. The Audit Committee also has recommended the selection of the Company’s independent auditors for fiscal year 2016.
THE AUDIT COMMITTEE
Michael Durham, Chairman
Gregory Blank
Douglas Hacker

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. As a practical matter, the Company assists its directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. We reviewed copies of reports filed pursuant to Section 16(a) of the Exchange Act. Based solely on that review, we believe that during 2015, all filings required to be made under Section 16(a) were timely made in accordance with the requirements of the Exchange Act.
SHAREHOLDER ENGAGEMENT
We regularly conduct engagement and outreach efforts in order to communicate with existing and prospective shareholders, lenders, research analysts, rating agencies, governance firms and others. In 2015, our key engagement activities included numerous group and one-on-one investor meetings, conference calls following each of our quarterly earnings releases and presentations at various investor conferences. Numerous members of management, in addition to our Chief Executive Officer and Chief Financial Officer, participated in these activities, each of which contained opportunities for shareholders and other constituents to ask questions and provide feedback to management.
Our Investor Relations department is the key point of contact for shareholder interaction with the Company. Shareholders and other interested parties may access investor information about us through our website at www.travelport.com. The Investor Relations department coordinates institutional investor meetings with management, appearances at investor conferences and our quarterly earnings calls.

PROPOSALS TO BE VOTED ON AT MEETING
PROPOSAL NO. 1:
ELECTION OF DIRECTORS
The Board has nominated Messrs. Steenland, Baiera, Blank, Chambers, Durham, Hacker and Wilson and Ms. Buse to be elected at the Meeting to serve as directors for a one-year term ending at the 2017 annual general meeting of shareholders or until his or her successor is duly elected or appointed or until his or her office is otherwise vacated. All of the nominees for director are incumbent nominees and were each elected for one-year terms at the 2015 annual general meeting. For certain information regarding each nominee, see “Board of Directors—Biographical Information for Nominees” above.
Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Meeting, any nominee should become unavailable to serve, proxies may be voted for another person nominated as an alternative by the Board, or a vacancy on the Board may exist until the Board appoints a person as a director to fill such vacancy or the Board may reduce the number of directors on the Board in accordance with the bye-laws to eliminate such vacancy.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NOMINEE AS A DIRECTOR.

PROPOSAL NO. 2:
APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE INDEPENDENT AUDITORS’ REMUNERATION
The Audit Committee of the Board has recommended and asks that you appoint Deloitte LLP as independent auditors to audit the accounts of the Company for the fiscal year ending December 31, 2016 and authorize the Audit Committee to determine the independent auditors’ remuneration. According to Bermuda law, an auditor is appointed for a one-year term beginning at the annual general meeting at which it is appointed and continuing until the close of the next annual general meeting.
The affirmative vote of a majority of the votes cast on the proposal is required to make such appointment and to authorize the Audit Committee to determine the independent auditors’ remuneration. If an auditor is not appointed by a majority of the votes cast at the Meeting, the Audit Committee will appoint Deloitte LLP as the independent auditors to audit the accounts of the Company for the fiscal year ending December 31, 2016, and the Audit Committee will determine the independent auditors’ remuneration. Abstentions will have no effect on the outcome of this proposal.
Independent Registered Public Accounting Firm
Deloitte LLP served as the Company’s independent auditors for the fiscal year ended December 31, 2015. A representative of Deloitte LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of shareholders.
Principal Accounting Firm Fees.   Fees billed to us by Deloitte LLP, the member firm of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”), during the years ended December 31, 2015 and 2014 were as follows:
Audit Fees.   The aggregate fees billed for the audit of our annual financial statements during the years ended December 31, 2015 and 2014, the reviews of the unaudited consolidated condensed financial statements included in our Quarterly Reports on Form 10-Q and statutory audits were $4.0 million and $3.8 million, respectively.
Audit-Related Fees.   The aggregate fees billed for audit-related services were $0.3 million for each of the years ended December 31, 2015 and 2014. These fees relate primarily to audits of employee benefit plans, reviewing internal controls and other attest services primarily for comfort letters and consents related to SEC and other registration statements.
Tax Fees.   The aggregate fees billed for tax services during the years ended December 31, 2015 and 2014 were $3.1 million and $5.7 million, respectively. These fees relate to tax compliance, tax advice and tax planning for the years ended December 31, 2015 and 2014, including a multi-year tax restructuring program.
Other Fees.   Other than the aforementioned fees, there were no other fees charged to us by Deloitte LLP during 2015 and 2014.
Our Audit Committee considered the non-audit services provided by the Deloitte Entities and determined that the provision of such services was compatible with maintaining the Deloitte Entities’ independence. Our Audit Committee also adopted a policy prohibiting Travelport from hiring the Deloitte Entities’ personnel at the manager or partner level, who have been directly involved in performing auditing procedures or providing accounting advice to us, in any role in which such person would be in a position to influence the contents of our financial statements. Our Audit Committee is responsible for appointing our independent auditors and approving the terms of the independent auditors’ services. Our Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services to be provided by the independent auditors, as described below.
All services performed by the independent auditors in 2015 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee at its November 4, 2014 meeting. This policy describes the permitted audit, audit-related, tax and other services (collectively, the “Disclosure

Categories”) that the independent auditors may perform. The policy requires that prior to the beginning of each fiscal year, a description of the services (the “Service List”) anticipated to be performed by the independent auditor in each of the Disclosure Categories in the ensuing fiscal year be presented to the Audit Committee for approval.
Any requests for audit, audit-related, tax and other services not contemplated by the Service List must be submitted to the Audit Committee for specific pre-approval, except for de minimis amounts under certain circumstances as described below, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the authority to grant specific pre-approval between meetings may be delegated to one or more members of the Audit Committee. The member or members of the Audit Committee to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. Services provided by the Deloitte Entities during 2015 and 2014 under this provision were approximately $0 million for each of these years.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF DELOITTE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 AND AUTHORIZATION OF THE AUDIT COMMITTEE TO DETERMINE THE INDEPENDENT AUDITORS’ REMUNERATION.

PROPOSAL NO. 3:
ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, the Company is asking its shareholders to approve a non-binding advisory resolution to approve the compensation of its Named Executive Officers as follows:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, and any related material disclosed in this proxy statement, is hereby APPROVED.”
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers, as described in this proxy statement.
Our executive compensation program is tied directly to the performance of our business using metrics we believe indicate the success of our business to ultimately create value for our shareholders. As described in the Compensation Discussion and Analysis section of this proxy, we have strived to create an executive compensation program that provides both short-term and long-term payments and awards, in order to:
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attract and retain talent from within the highly competitive global marketplace;

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ensure a performance-based delivery of pay that aligns, as much as possible, our Named Executive Officers’ rewards with our shareholders’ interests;

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compensate our Named Executive Officers in a manner that incentivizes them to manage our business to meet our long-term objectives;

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compensate our Named Executive Officers in a manner commensurate with their and our performance; and

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promote a long-term commitment to us.

We believe that the 2015 compensation for our Named Executive Officers is consistent with this philosophy. In addition, we believe our emphasis on performance-based compensation, mixed between short and long-term incentives, further aligns our executives’ interests with our shareholders’ interests. Please read our Compensation Discussion and Analysis for a more detailed explanation of our executive compensation program and practices.
This vote is advisory only and, therefore, it will not be binding on the Company, the Compensation Committee or our Board, nor will it overrule any prior decision or require the Board or the Compensation Committee to take any action. However, the Compensation Committee and our Board value the opinions of our shareholders and to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this proxy statement, the Compensation Committee and our Board will consider shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

PROPOSAL NO. 4:
APPROVAL OF THE
TRAVELPORT WORLDWIDE LIMITED
AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN
We are asking our shareholders to approve an amendment and restatement of the Travelport Worldwide Limited 2014 Omnibus Incentive Plan (the “2014 Plan”), which reserves a total of 6,000,000 common shares for issuances of awards thereunder. On April 25, 2016, upon the recommendation of the Compensation Committee, the Board approved the adoption of the Company’s Amended and Restated 2014 Omnibus Incentive Plan (the “Amended Plan”), subject to shareholder approval, which provides for an additional 8,900,000 common shares for issuances of Awards thereunder. If approved by the shareholders at the Annual General Meeting, the Amended Plan will become effective upon such shareholder approval.
We believe that the proposed Amended Plan is necessary to allow the Company to continue issuing awards to our employees and non-employee directors, which links pay with its strategic goals, allows us to remain competitive in attracting highly qualified employees and non-employee directors, and aligns their interests with those of our shareholders. If the Amended Plan is not approved by our shareholders at the Annual General Meeting, we will continue to operate the 2014 Plan in accordance with its current terms.
The following factors, among others, were taken into account by the Compensation Committee and the Board in approving the proposed Amended Plan: the number of common shares remaining under the 2014 Plan for future awards; the number of outstanding unvested and unexercised equity awards; and potential dilution resulting from the proposed increase in common shares under the proposed Amended Plan.
As detailed on pages 39–40 of this Proxy Statement, 3,764,656 common shares have been authorized for issuance under our equity compensation plans, which includes the following options and other awards granted under the Travelport Worldwide Limited 2013 Equity Plan and the Travelport Worldwide Limited 2014 Omnibus Incentive Plan, which were established prior to our IPO:
Options	1,454,638
RSUs and TRSUs	708,595
PSUs and PRSUs	1,078,127
Total	3,241,360

This figure also includes the following awards granted under the MTT Plan, which was established pursuant to an exemption from approval by security holders under the New York Stock Exchange rules:
RSUs	166,133
PSUs and PRSUs	357,163
Total	523,296

Summary of Sound Governance Features of the Amended Plan
The Board and Compensation Committee believe that the Amended Plan contains several features that are consistent with the interests of our shareholders and represent sound corporate governance practices, including the following:
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No automatic share replenishment or “evergreen” provision.   The number of our common shares authorized for issuance under the Amended Plan is fixed and does not automatically increase.

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No liberal share recycling.   The Amended Plan prohibits liberal share recycling, such that the following shall not be made available for additional Awards: (i) shares tendered by a Participant or withheld by the Company in payment of the purchase price of an Option, (ii) shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligations with respect to any Awards, (iii) shares subject to a Stock Appreciation Right (“SAR”) that are not issued in connection with its share settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

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Not excessively dilutive to our shareholders.   We believe that the number of common shares authorized for issuance under the Amended Plan is appropriate and not excessively dilutive to our shareholders.

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No repricing of stock options or SARs.   The Amended Plan prohibits the repricing of outstanding stock options or SARs without shareholder approval, except in connection with certain corporate transactions involving the Company.

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No discounted stock options or SARs.   The Amended Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a common share on the grant date, except in connection with the issuance or assumption of awards in connection with certain corporate transactions.

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Minimum vesting period.   Other than a Carveout Reserve, the Amended Plan requires that all Awards be subject to a minimum one-year vesting period. The “Carveout Reserve” is defined as 5% of the share reserve.

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No automatic vesting on a change in control.   The Amended Plan does not provide for automatic vesting on a change in control.

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Change in control definition requires consummation.   The Amended Plan provides that a change in control will only occur on the consummation of a transaction, not merely upon shareholder approval of a transaction.

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Awards subject to forfeiture/clawback.   All awards granted under the Amended Plan may be recouped by the Company in accordance with any Company policy or other agreement or arrangement, or as required by law.

In addition to increasing the share reserve, the Amended Plan improves the 2014 Plan by including the provisions that prohibit liberal share recycling and impose a one-year vesting on all awards (other than awards granted on the basis of the Carveout Reserve), in each case, as described above. In addition, the Amended Plan includes provisions that would allow us to grant awards that qualify as “performance-based compensation” for purposes of Section 162(m) of the Code (further described below), and it clarifies that, similarly to the 2014 Plan’s provisions on options, SARs shall not be issued in exchange for cash or other awards to which a Participant may be entitled.
Description of the Amended Plan
A summary of the Amended Plan is set forth below. This summary is qualified in its entirety by the full text of the Amended Plan, a copy of which is attached as Annex A. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given to them in the Amended Plan.
Purpose
The purpose of the Amended Plan is to provide incentives that attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their professional responsibilities. Set forth below is a summary of the material terms of the Amended Plan.
Administration
The Amended Plan will be administered by the Compensation Committee of our Board. Among the Compensation Committee’s powers are to determine the form, amount and other terms and conditions of awards; clarify, construe or resolve any ambiguity in any provision of the Amended Plan or any award agreement; amend the terms of outstanding awards; and adopt such rules, forms, instruments and guidelines for administering the Amended Plan as it deems necessary or proper. The Compensation Committee has the authority to administer and interpret the Amended Plan, to grant discretionary awards under the Amended Plan, to determine the persons to whom awards are granted, to determine the types of awards granted, to determine the terms and conditions of each award, to determine the number of common shares to be covered by each award, to make all other determinations in connection with the Amended Plan and the awards thereunder as the Compensation Committee deems necessary or desirable and to delegate authority under the Amended Plan to our executive officers.
Eligibility
As of March 31, 2016, approximately 225 employees, five non-employee directors, and no consultants and advisors of the Company and its Affiliates have outstanding Awards under the Amended Plan. There has not yet been any determination as to additional Awards that may be granted under the Amended Plan.
Available Shares
The aggregate number of common shares (including shares allocated for previously issued Awards) that may be issued or used for reference purposes, or with respect to which Awards may be granted, under the Amended Plan will not exceed the sum of  (x) 6,000,000 shares minus the number of shares subject to Awards under the 2014 Plan or that were previously subject to Awards under the 2014 Plan, in each case, excluding any shares that were again made available under the 2014 Plan (the “Original Share Reserve”) plus (y) 8,900,000 shares (the “Additional Share Reserve,” and collectively with the Original Share Reserve, the “Share Reserve”). The Amended Plan also has annual limitations with respect to awards that are intended to be “qualified performance-based compensation” for purposes of Section 162(m) of the Code, such that no Covered Individual shall be entitled to receive (x) Options or SARs with respect to more than 2,500,000 common shares, (y) other full value share awards with respect to more than 2,500,000 common shares, or (z) cash-based performance awards in excess of  $5,000,000.
If any (i) Option, Stock, Appreciation Right, or Other Stock-Based Award expires, terminates or is canceled for any reason without having been exercised in full, or (ii) if any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards are forfeited for any reason, the common shares underlying any such Award shall, in each case, again be available under the Amended Plan.
The limits on the number of shares described herein are subject to proportional adjustment as set forth in the Amended Plan to reflect certain share changes, including stock dividends (share bonus issues) and stock splits (share subdivision).
Section 162(m) Limitations
Although the Compensation Committee may consider preserving tax deductibility as one objective in administering the Amended Plan, that objective will only be one consideration among others, including the ability of the Amended Plan to support the Company’s strategy and the long-term interests of the Company’s shareholders. As such, the Compensation Committee may authorize Awards under the Amended Plan that are not fully tax deductible under Section 162(m) of the Code. To the extent applicable to U.S.-based executives, Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of its Chief Executive Officer and the three other most highly compensated officers other than the principal financial officer. However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit. While the Compensation Committee views preserving tax deductibility as an important objective, it believes the primary purpose of the Company’s compensation program is to support its strategy and the long-term interests of its shareholders. Accordingly, the Compensation Committee may authorize Awards under the Amended Plan that are not fully tax deductible under Section 162(m).
Non-Employee Director Limitations
The maximum grant date fair value of any Award granted to any Non-Employee Director during any calendar year shall not exceed $500,000; provided, that the Compensation Committee shall have the authority to provide Awards to a Non-Employee Director in excess of  $500,000 upon a finding that such Non-Employee Director has or will provide extraordinary services in such fiscal year; provided, further, that such Non-Employee Director does not participate in such finding or otherwise in the issuance of such additional Award.

Equitable Adjustments
In the event of any share split, reverse share split (consolidation), share dividend (bonus issue), subdivision, combination or reclassification of common shares of the Company that may be issued under the Amended Plan, any recapitalization, merger, consolidation, spin off, reorganization or partial or complete liquidation of the Company, or any other corporate transaction or event having an effect similar to any of the foregoing, there will be an appropriate adjustment to the following: (i) the aggregate number and/or kind of shares that thereafter may be issued under the Amended Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon the exercise of an outstanding Award granted under the Amended Plan, and/or (iii) the purchase price thereof. In addition, if there occurs any other change in the capital structure or the business of the Company, the Compensation Committee will adjust any Award and make any other adjustments to the Amended Plan as it deems equitable in order to prevent enlargement or dilution of rights or obligations under outstanding Awards.
The equitable adjustments described in the immediately preceding paragraph are subject to the provisions of the Amended Plan regarding a Change in Control of the Company, summarized under the heading, “Change in Control,” below.
Types of Awards
The Amended Plan provides for the grant of any or all of the following types of Awards: (i) Stock Options, (ii) SARs, (iii) Restricted Stock Awards, (iv) Performance Awards, (v) Other Stock-Based Awards (including restricted stock units, or “RSUs”) and (vi) Other Cash-Based Awards. The Compensation Committee may condition the grant or vesting of any Award upon the attainment of specified time-based vesting conditions, performance targets (including the Performance Goals) or such other factor as the Compensation Committee may determine in its sole discretion. Generally, unless otherwise provided for in an Award Agreement or as described below, any Awards that are not vested as of the date of a Participant’s Termination for any reason will terminate and expire as of the date of such Termination.
Stock Options
The Compensation Committee will have the authority to grant to any Eligible Employee Stock Options and to grant to any Consultant or Non-Employee Director Stock Options.
The Compensation Committee will determine the number of shares subject to the Stock Option, the term of the Stock Option, the exercise price (which will not be less than 100% of the Fair Market Value of the Common Stock at the time of grant) and other material terms of each Stock Option. Stock Options granted under the Amended Plan will be exercisable at such time or times and subject to such terms and conditions as are determined by the Compensation Committee at the time of grant. Stock Options may be exercised in whole or in part at any time during the term thereof by following the exercise procedures applicable to our preexisting Amended Plan, or any other procedures adopted by the Compensation Committee. Such notice must be accompanied by payment in full of the purchase price as provided in the Amended Plan.
With respect to unexercised vested Stock Options held by a Participant as of the date of Termination (including a resignation), unless otherwise provided in an Award Agreement, Stock Options will remain exercisable for a period of ninety days from the date of such Termination, and in the event of a Termination due to the Participant’s death or Disability, such vested Stock Options will remain exercisable for a period of one (1) year. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement, if the Participant’s Termination is for Cause, all unexercised Stock Options, whether vested or not vested, will terminate and expire as of the date of such Termination. In no event will Stock Options remain exercisable following the expiration of the stated term of such Stock Options.
Stock Appreciation Rights
SARs represent a right to receive a payment, in cash, common shares of the Company, restricted shares (as described below) or a combination thereof, equal to the excess of the Fair Market Value of a specified number of common shares on the date the SAR is exercised over the exercise price of the SAR

(which will not be less than 100% of the Fair Market Value of the Company’s shares at the time of grant). SARs may be exercised in accordance with the terms established by the Compensation Committee. The term of a SAR will not exceed ten years from the date of grant.
Unless otherwise provided for in an Award Agreement, SARs will remain exercisable following a Participant’s Termination for the same time periods as the Stock Option would be exercisable following a Participant’s Termination.
Restricted Stock Awards
The Compensation Committee will determine the Eligible Individuals to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. Except as otherwise determined by the Compensation Committee in an Award Agreement, the Participant will generally have, with respect to the shares of Restricted Stock, all of the rights of a holder of common shares of the Company, including, without limitation, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares.
Performance Awards
The Compensation Committee may grant Performance Awards to Eligible Individuals that are payable upon the attainment of specific Performance Goals. Performance Awards may be denominated in shares of Restricted Stock, common shares, or in cash. If the Performance Award is denominated in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares (based on the then-current Fair Market Value of such shares), as determined by the Compensation Committee, in its sole and absolute discretion. At the expiration of the applicable Performance Period, the Compensation Committee will determine the extent to which the Performance Goals are achieved and the percentage of each Performance Award that has been earned.
Other Stock-Based Awards and Cash-Based Awards
The Compensation Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards (including RSUs) that are payable in, valued in whole or in part by reference to, or otherwise based on or related to common shares, including but not limited to, common shares awarded purely as a bonus and not subject to restrictions or conditions, common shares in payment of the amounts due under an incentive or performance Amended Plan sponsored or maintained by the Company or an Affiliate, share equivalent units, and Awards valued by reference to book value of common shares.
The Compensation Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions as it determines in its sole discretion.
Performance Goals
The Compensation Committee is authorized under the Amended Plan to grant awards of restricted shares, performance awards, and other share-based awards that may be granted, vest and be paid based on attainment of specified performance goals established by the Compensation Committee. These performance goals may be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following measures selected by the Compensation Committee: (1) income per share; (2) operating income; (3) gross income; (4) net income, before or after taxes; (5) cash flow; (6) gross profit; (7) gross profit return on investment; (8) gross margin return on investment; (9) gross margin; (10) operating margin; (11) working capital; (12) income before interest and taxes; (13) income before interest, tax, depreciation and amortization; (14) return on equity; (15) return on assets; (16) return on capital; (17) return on invested capital; (18) net revenues; (19) gross revenues; (20) revenue growth; (21) annual recurring revenues; (22) recurring revenues; (23) license revenues; (24) sales or market share; (25) total shareholder return; (26) economic value added; (27) specified objectives with regard to limiting the level of increase in all or a portion of our bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and other offsets and adjustments as may be established by the Compensation Committee; (28) the fair market value of one common share; (29) the growth in the value of an investment in our common shares assuming the reinvestment of dividends; (30) reduction in operating expenses; or (31) any other individual or corporate performance measure selected by the Compensation Committee.
Change in Control
In connection with a change in control, as defined in the Amended Plan, unless otherwise provided in the applicable award agreement, a participant’s outstanding awards will only vest automatically if, during the 24-month period following such change in control, such participant (x) is terminated without cause or (y) as applicable, incurs a constructive termination, as defined in the applicable award agreement. In addition, such awards may be, in the discretion of the Compensation Committee, (1) assumed and continued or substituted in accordance with applicable law; (2) purchased by us for an amount equal to the excess of the price of a share of our common shares paid in a change in control over the exercise price of the awards; or (3) terminated, provided that each participant shall have the right to exercise such awards after receiving notice of termination but before change of control. The Compensation Committee may also provide for accelerated vesting or lapse of restrictions of an award at any time.
Repricing
An outstanding Stock Option or SAR may not be modified to reduce the exercise price thereof; a new Stock Option or SAR may not, at a lower exercise price, be substituted for a surrendered Stock Option or SAR; and an outstanding Stock Option or SAR for which the exercise price is higher than the Fair Market Value of such Award may not be canceled for cash or another Award (in each case subject to equitable adjustments described in the Amended Plan) unless such action is approved by the shareholders of the Company; provided that a SAR granted in exchange for a Stock Option or a tandem SAR that is granted subsequent to such Stock Option may have an exercise price that is less than the Fair Market Value on the grant date if the SAR exercise price is equal to the exercise price of the Stock Option or tandem SAR for which such SAR was exchanged.
Dividends and Dividend Equivalents
No dividends or dividend equivalents will be paid with respect to Awards that vest contingent on the achievement of performance conditions prior to the vesting of such Awards. We accrue for dividends on unvested Awards of RSUs and PSUs.
Transferability
Although Awards will generally not be Transferable (except by will or the laws of descent and distribution), the Compensation Committee may permit Awards to be transferred for no consideration to certain permitted transferees set forth in the Amended Plan, subject to certain conditions.
Amendment and Termination
The Board may adopt special guidelines and provisions for persons who are residing or employed in, or subject to, the taxes of any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions, or amend, in whole or in part, any or all of the provisions of the Amended Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s shares entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of common shares that may be issued under the Amended Plan (subject to equitable adjustments); (ii) change the classification of individuals eligible to receive Awards under the Amended Plan; (iii) decrease the minimum exercise price of any Stock Option or SAR; (iv) extend the maximum option period; (v) alter the Performance Goals for Restricted Stock, Performance Awards, Other Stock-Based Awards or Other Cash-Based Awards; (vi) award any Stock Option or SAR in replacement of a canceled common share of the Company.

New Plan Benefits
No specific plans have been made for the grant of future Awards under the Amended Plan. The grant of any Awards under the Amended Plan will be at the discretion of the Compensation Committee, as will the terms and number of Awards to be granted in the future. Since no such determinations regarding the grant of Awards have yet been made, the benefits or amounts that will be received by or allocated to the Company’s Named Executive Officers, executive officers as a group, non-employee directors as a group, and all other employees cannot be determined at this time.
The table below sets forth the awards that were granted under 2014 Plan (i.e., prior to the amendments described herein) during 2015 to the current Named Executive Officers, all current executive officers as a group, all Non-Employee Directors as a group and all non-executive officer employees as a group.
2014 Omnibus Incentive Plan: Awards Granted in 2015
	Number of Shares Underlying Options	Number of Shares Underlying RSUs	Number of Shares Underlying PSUs
Thomas Murphy Executive Vice President and General Counsel	29,389	11,755	23,511
Matthew Minetola Executive Vice President and Chief Information Officer	54,466	0	0
All Current Executive Officers as a group	83,855	11,755	23,511
Non-Employee Directors as a group	0	59,308	0
Non-Executive Officer Employees as a group	117,548	215,419	184,759
Market Price of Common Shares
The closing price of a common share on April 25, 2016 was $14.19.
United States Federal Income Tax Consequences
The following discussion is intended only as a brief summary of the United States federal income tax rules relevant to Awards available for grant under the Amended Plan and is limited to the United States federal income tax rules relevant to us and to the individuals who are citizens or residents of the United States. These rules are highly technical and subject to change. The discussion does not address the state, local, or foreign income tax rules relevant to such Awards. Employees are urged to consult their personal tax advisors with respect to the federal, state, local, and foreign tax consequences relating to any Awards.
Stock Options
A Participant who is granted a Stock Option recognizes no income upon grant of the Option. At the time of exercise, however, the optionee recognizes compensation income equal to the difference between the exercise price and the fair market value of the Company shares received on the date of exercise. This income is subject to income and employment tax withholding. We are generally entitled to an income tax deduction corresponding to the compensation income that the optionee recognizes.
When an optionee disposes of shares received upon the exercise of a Stock Option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee’s basis in the share sold. We will not receive a deduction for any capital gain recognized by the optionee.
If an optionee pays the exercise price for a Stock Option entirely in cash, the optionee’s tax basis in the shares received equals the share’s fair market value on the exercise date, and the optionee’s holding period begins on the day after the exercise date. If however, an optionee pays the exercise price of a Stock Option in whole or in part with previously-owned common shares, then the optionee’s tax basis in and holding period for the newly-acquired shares will be determined as follows: as to a number of newly-acquired shares equal to the previously-owned shares delivered, the optionee’s basis in and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis; as to each remaining newly-acquired share, the optionee’s basis will equal the share’s value on the exercise date, and the optionee’s holding period will begin on the day after the exercise date.
Stock Appreciation Rights
A Participant who is granted an SAR recognizes no income upon grant of the SAR. At the time of exercise, however, the Participant recognizes compensation income equal to any cash received and the fair market value of any Company shares received. This income is subject to income and employment tax withholding. We are generally entitled to an income tax deduction corresponding to the ordinary income that the Participant recognizes.
Restricted Stock
Restricted Stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. A Participant to whom we grant Restricted Stock Awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to have the grant taxed as compensation income at the date of receipt, resulting in the US Internal Revenue Service taxing any future appreciation (or depreciation) in the value of the common shares that we grant as capital gain (or loss) upon a subsequent sale of the shares. Such an election must be made within 30 days of the date of grant.
However, if a Participant does not make a Section 83(b) Election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless the Participant makes a Section 83(b) Election, any dividends that we pay on shares subject to the restrictions constitute compensation income to the Participant and compensation expense to us. Any compensation income the Participant recognizes from a grant of restricted shares is subject to income and employment tax withholding. We are generally entitled to an income tax deduction for any compensation income taxed to the Participant.
Performance Awards, Other Stock-Based Awards, and Other Cash-Based Awards
The grant of a Performance Award, Other Stock-Based Award (including RSUs), or Other Cash-Based Awards does not generate taxable income to a Participant or an income tax deduction to us. Any cash and the fair market value of any Company shares received as payment in respect of a Performance Award, Other Stock-Based Award, or Other Cash-Based Awards will constitute ordinary income to the Participant. The Participant’s income is subject to income and employment tax withholding. We are generally entitled to an income tax deduction corresponding to the ordinary income that the Participant recognizes.
Payment of Withholding Taxes
We have the right to withhold or require a Participant to remit to us an amount sufficient to satisfy any federal, state, local, or foreign withholding tax requirements on any grant or exercise made under the Amended Plan. However, to the extent permissible under applicable tax, securities, and other laws, the Compensation Committee may, in its sole discretion, permit the Participant to satisfy any minimum statutorily-required tax withholding requirement by delivering Company shares that the Participant previously owned or by directing us to apply common shares to which the Participant is entitled as a result of the exercise of an option or the lapse of a period of restriction.
Recoupment of Awards
Awards will be subject to recoupment in accordance with any Company recoupment (clawback) policy or other agreement or arrangement with a Participant, or pursuant to any other right or obligation of the Company under applicable law or regulation.
Equity Based Compensation Plans
Please see pages 39–40 of this Proxy Statement for additional information regarding the awards that are outstanding under the 2014 Plan and the 2013 Plan as of December 31, 2015.

Vote Required
The affirmative vote of a “majority” of votes cast by holders of our common shares entitled to vote thereon, represented by proxy or in person at the Annual General Meeting, is required to approve the adoption of the Amended Plan. “Broker non-votes” and abstentions will have no effect on the outcome of the vote.
The Board of Directors recommends a vote “FOR” the approval of
Travelport Worldwide Limited Amended and Restated 2014
Omnibus Incentive Plan.

Shareholder Proposals for 2017 Annual General Meeting
Proposals received from shareholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Shareholder proposals are eligible for consideration for inclusion in the proxy statement for the 2017 annual general meeting of shareholders if they are received by the Company on or before March 10, 2017. Any proposal should be directed to the attention of the Corporate Secretary, Travelport Worldwide Limited, Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be received by the Company not later than the last date for submission of shareholder proposals under the Company’s bye-laws. In order for a proposal to be “timely” under the Company’s bye-laws, it must be received not less than ninety (90) days (i.e., March 10, 2017) nor more than one hundred and twenty (120) days (i.e., February 8, 2017) before the anniversary date of the immediately preceding annual general meeting of shareholders; provided, however, in the event that the annual general meeting of shareholders is called for on a date that is greater than thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual general meeting of shareholders was mailed or such public disclosure of the date of the annual general meeting of shareholders was made, whichever occurs first. Shareholder proposals should be in the proper written form required by our bye-laws.
In addition, Section 79 of the Companies Act 1981, as amended of Bermuda provides that shareholders representing either (i) 5% or more of the total voting rights eligible to vote at the annual general meeting at the date the notice is given to the Company or (ii) not less than 100 shareholders may propose any resolution which may be properly moved at the annual general meeting. Upon timely receipt of notice, we will, at the expense of the shareholder(s) proposing the resolution, give our shareholders entitled to receive notice of the next annual general meeting of shareholders notice of the proposed resolution. To be timely, the proposal must be deposited at our registered office at least six weeks before the next annual general meeting of shareholders. Shareholders satisfying the criteria of Section 79 may also require us to circulate, at the expense of the shareholder(s), a statement not exceeding 1,000 words with respect to any matter referred to in any proposed resolution or the business to be dealt with at the annual general meeting by providing notice deposited at our registered office not less than one week prior to the annual general meeting of shareholders.
Additional Information
Eliminating Duplicate Mailings.   If you share an address with other shareholders of the Company, you may receive notification that you are being sent only a single copy of proxy materials (including a copy of the proxy statement and the 2015 Annual Report on Form 10-K) or a single Notice, as applicable, unless your bank, broker or other intermediary that provides the notification receives contrary instructions from the affected shareholders. This practice, permitted under SEC rules and commonly referred to as “householding,” is designed to provide extra convenience for shareholders and potential cost savings for companies.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials or Notice, as applicable, please notify your broker if your Common Shares are held in a brokerage account or the Company if you hold registered Common Shares, and we will promptly deliver the requested materials. You can notify the Company by sending a written request to Travelport Worldwide Limited, Axis One, Axis Park, Langley, Berkshire SL3 8AG, United Kingdom, Attention: Company Secretary or by calling +44-1753-288-000 and requesting the Investor Relations department.
Solicitation of Proxies.   The accompanying form of proxy is being solicited on behalf of the Board of the Company. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy materials, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of Common Shares. The Company has hired Broadridge Investor Communication Solutions, Inc. to aid in the solicitation of proxies. It is estimated that the fee for Broadridge will be approximately $11,000 plus reasonable out-of-pocket costs and expenses. Such fee will be paid by the Company.

By Order of the Board of Directors
ROCHELLE J. BOAS
Senior Vice President and Secretary
Dated: April 26, 2016

ANNEX A
TRAVELPORT WORLDWIDE LIMITED

AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

Article I
PURPOSE
The purpose of this Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by enabling the Company to offer Eligible Individuals cash and share-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s shareholders. The Plan is effective as of the date set forth in Article XV.
Article II
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1   “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
2.2   “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. For the avoidance of doubt, “Award” shall also include awards that were previously granted under the Travelport Worldwide Limited 2014 Omnibus Incentive Plan prior to the Effective Date of this Plan.
2.3   “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.
2.4   “Board” means the Board of Directors of the Company.
2.5   “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity, repeated or material violation of any employment policy (including without limitation the Travelport Code of Business Conduct & Ethics and any supplements thereto), violation or breach of any confidentiality agreement, work product agreement or other agreement between the Participant and the Company, or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the

Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of  “cause” only applies on occurrence of a change in control, such definition of  “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Georgia law.
2.6   “Change in Control” has the meaning set forth in Section 11.2.
2.7   “Change in Control Price” has the meaning set forth in Section 11.1.
2.8   “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.
2.9   “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.
2.10   “Common Stock” means the common shares, US$0.0025 par value per share, of the Company.
2.11   “Company” means Travelport Worldwide Limited, a Bermuda exempted company, and its successors by operation of law.
2.12   “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.
2.13   “Covered Employee” means an employee as defined in Section 162(m) of the Code and the treasury regulations promulgated thereunder.
2.14   “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.15   “Effective Date” means the effective date of the Plan as defined in Article XV.
2.16   “Eligible Employees” means each employee of the Company or an Affiliate.
2.17   “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.
2.18   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.19   “Fair Market Value” means, for purposes of the Plan, unless otherwise provided in an Award Agreement or required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, if not a day on which the applicable market is open, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

Notwithstanding the forgoing, in the event of a simultaneous sale of shares upon an exercise — in, for example, a “same-day sale” or “sell to cover (taxes and, where applicable, exercise price)” transaction — the Fair Market Value will be deemed to be the market price obtained in the sale transaction.
2.20   “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.
2.21   “Lead Underwriter” has the meaning set forth in Section 14.20.
2.22   “Lock-Up Period” has the meaning set forth in Section 14.20.
2.23   “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.
2.24   “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or shares equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
2.25   “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.26   “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.
2.27   “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.28   “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.
2.29   “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.
2.30   “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.
2.31   “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.32   “Plan” means this Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan, as amended from time to time.
2.33   “Proceeding” has the meaning set forth in Section 14.9.
2.34   “Reference Stock Option” has the meaning set forth in Section 7.1.
2.35   “Registration Date” means September 25, 2014, the date on which the Company first sold its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.
2.36   “Reorganization” has the meaning set forth in Section 4.2(b)(ii).
2.37   “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.
2.38   “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.
2.39   “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.40   “Section 162(m) of the Code” means the exception for performance-based compensation under 162(m) of the Code and any applicable treasury regulations thereunder.
2.41   “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.
2.42   “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.43   “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.
2.44   “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.
2.45   “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.46   “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or shares equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).
2.47   “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.48   “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.
2.49   “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.50   “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.
2.51   “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of  (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.
2.52   “Transition Period” means the period beginning with the Registration Date and ending as of the earlier of: (i) the date of the first annual general meeting of shareholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Registration Date occurs; and (ii) the expiration of the “reliance period” under Treasury Regulation Section 1.162-27(f)(2).
Article III
ADMINISTRATION
3.1   The Committee.   The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Section 162(m) of the Code and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2   Grants of Awards.   The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:
(a)   to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
(b)   to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(c)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)   to determine the amount of cash to be covered by each Award granted hereunder;
(f)   to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;
(g)   to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);
(h)   to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(i)   to modify, extend or renew an Award, subject to Article XII and Section 6.3(k), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and
(j)   solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.
3.3   Guidelines.   Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4   Minimum Vesting Period.   Notwithstanding anything to the contrary in this Plan, Awards granted following the date hereof shall be subject to a minimum vesting period of at least one (1) year; provided that the foregoing shall not apply with respect to the Carveout Reserve. For purposes herein, the “Carveout Reserve” shall be equal to 5% of the Share Reserve, which amount may be drawn from the Original Share Reserve and/or the Additional Share Reserve, as the Committee determines in its discretion.
3.5   Decisions Final.   Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.6   Procedures.   If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the bye-laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the bye-laws of the Company, shall be fully effective as if it had been made by a vote at a quorate meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.7   Designation of Consultants/Liability.
(a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.
(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
3.8   Indemnification.   To the maximum extent permitted by applicable law and the bye-laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or dishonesty. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation, memorandum of association, bye-laws or such similar constitutional documents of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.
Article IV
SHARE LIMITATION
4.1   Share Reserve.
(a)   The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed the sum of (x) 6,000,000 shares minus the number of shares subject to Awards the Effective Date or that were previously subject to Awards, in each case, excluding any shares that were again made available under the Plan prior to the Effective Date of this Plan (the “Original Share Reserve”) plus (y) 8,900,000 shares (the “Additional Share Reserve,” and collectively with the Original Share Reserve, the “Share Reserve”). The Share Reserve shall be subject to any increase or decrease pursuant to Section 4.2 and may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. During the Transition Period, Awards granted to Covered Employees that are intended to be exempt from Section 162(m) of the Code shall be granted on the basis of the Original Share Reserve, until such Original Share Reserve is exhausted, and all other Awards shall be granted on the basis of the Additional Share Reserve. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. For the avoidance of doubt, to the extent shares are again made available hereunder, such shares shall again be available with respect to the corresponding portion of the Share Reserve from which such shares were originally granted. Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be again available under the Share Reserve: (i) shares of Common Stock tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) shares of Common Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligations with respect to any Awards, (iii) shares of Common Stock subject to a Stock Appreciation Right that are not issued in connection with its share settlement on exercise thereof, and (iv) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options. The maximum grant date fair value of any Award granted to any Non-Employee Director during any calendar year shall not exceed US$500,000; provided, that the Committee shall have the authority to provide Awards to a non-employee director in excess of US$500,000 upon a finding that such non-employee director has or will provide extraordinary services in such fiscal year; provided, further, that such non-employee does not participate in such finding or otherwise in the issuance of such additional Award.
(b)   Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall only apply after the expiration of the Transition Period:
(i)   The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 2,500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2). The maximum number of shares of Common Stock subject to any Award of shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 2,500,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.
(ii)   There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.
(iii)   The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 2,500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.
(iv)   The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $5,000,000.
(v)   The individual Participant limitations set forth in this Section 4.1(b) (other than Section 4.1(b)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.
4.2   Changes.
(a)   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any amalgamation, merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference shares ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
(b)   Subject to the provisions of Section 11.1:
(i)   If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, consolidation, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding

Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(ii)   Excepting transactions covered by Section 4.2(b)(i), if the Company effects any merger, amalgamation, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the provisions of Section 11.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iii)   If there shall occur any change in the capital structure of the Company other than those covered by Section 4.2(b)(i) or 4.2(b)(ii), including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee may adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iv)   Any such adjustment determined by the Committee pursuant to this Section 4.2(b) shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.2(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.2.
(v)   Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or this Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
4.3   Minimum Purchase Price.   Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law, and being a minimum of the par value of each share of Common Stock being issued.
Article V
ELIGIBILITY
5.1   General Eligibility.   All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.2   General Requirement.   The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

Article VI
STOCK OPTIONS
6.1   Options.   Stock Options may be granted alone or in addition to other Awards granted under the Plan. For the avoidance of doubt, Stock Options granted hereunder are not intended to qualify as “incentive stock options,” as defined in Section 422 of the Code.
6.2   Grants.   The Committee shall have the authority to grant to any Eligible Employee one or more Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Stock Options.
6.3   Terms of Options.   Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a)   Exercise Price.   The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)   Stock Option Term.   The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted.
(c)   Exercisability.   Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.3, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)   Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, with the consent of the Committee, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e)   Non-Transferability of Options.   No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and

(ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Stock Option by a permissible transferee of a Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.
(f)   Termination by Death or Disability.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
(g)   Involuntary Termination Without Cause.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(h)   Voluntary Resignation.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.3(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(i)   Termination for Cause.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.3(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.
(j)   Unvested Stock Options.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
(k)   Form, Modification, Extension and Renewal of Stock Options.   Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof, a new Option may not, at a lower exercise price, be substituted for a surrendered Option and an outstanding Option for which the exercise price is higher than the Fair Market Value of such Award may not be cancelled for cash or another Award (in each case, other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the shareholders of the Company.

(l)   Limits on Repricing.   An outstanding Option may not be modified to reduce the exercise price thereof, nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2 or in connection with a Change in Control), nor may a new Option be substituted for cash or other Awards to which a Participant is otherwise entitled, nor may the Committee take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed unless such action is approved by the shareholders of the Company.
(m)   Deferred Delivery of Common Stock.   The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.
(n)   Early Exercise.   The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
(o)   Other Terms and Conditions.   The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Option exceeds the exercise price of such Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
Article VII
STOCK APPRECIATION RIGHTS
7.1   Tandem Stock Appreciation Rights.   Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). Such rights may be granted either at or after the time of the grant of such Reference Stock Option.
7.2   Terms and Conditions of Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
(a)   Exercise Price.   The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)   Term.   A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(c)   Exercisability.   Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d)   Method of Exercise.   A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.
(e)   Payment.   Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
(f)   Deemed Exercise of Reference Stock Option.   Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.
(g)   Non-Transferability.   Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.
(h)   Limits on Repricing.   No Tandem Stock Appreciation Right may be modified to reduce the exercise price thereof nor may a new Tandem Stock Appreciate Right at a lower price be substituted for a surrendered Non-Tandem Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2 or in connection with a Change in Control), nor may a new Tandem Stock Appreciation Right be substituted for cash or other Awards to which a Participant is otherwise entitled, nor may the Committee take any other action with respect to a Tandem Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed unless such action is approved by the shareholders of the Company.
7.3   Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.
7.4   Terms and Conditions of Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
(a)   Exercise Price.   The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)   Term.   The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.
(c)   Exercisability.   Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d)   Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(e)   Payment.   Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.
(f)   Termination.   Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.3(f) through 6.3(j).
(g)   Non-Transferability.   No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.
(h)   Limits on Repricing.   No Non-Tandem Stock Appreciation Right may be modified to reduce the exercise price thereof nor may a new Non-Tandem Stock Appreciation Right at a lower price be substituted for a surrendered Non-Tandem Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2 or in connection with a Change in Control), nor may a new Non-Tandem Stock Appreciation Right be substituted for cash or other Awards to which a Participant is otherwise entitled, nor may the Committee take any other action with respect to a Non-Tandem Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Common Stock are listed unless such action is approved by the shareholders of the Company.
7.5   Limited Stock Appreciation Rights.   The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.
7.6   Other Terms and Conditions.   The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
Article VIII
RESTRICTED STOCK
8.1   Awards of Restricted Stock.   Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.
The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factors as the Committee may determine in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.
8.2   Awards and Certificates.   Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)   Purchase Price.   The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)   Acceptance.   Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)   Legend.   Each Participant receiving Restricted Stock shall be issued a share certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the common shares represented hereby are subject to the terms and conditions (including forfeiture) of the Travelport Worldwide Limited (the “Company”) Amended and Restated 2014 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)   Custody.   If share certificates are issued in respect of shares of Restricted Stock, the Committee may require that any share certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed share transfer form or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.
8.3   Restrictions and Conditions.   The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(a)   Restriction Period.   (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii)   If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regards to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.
(b)   Rights as a Shareholder.   Except as provided in Section 8.3(a) and this Section 8.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(c)   Termination.   Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(d)   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.
Article IX
PERFORMANCE AWARDS
9.1   Performance Awards.   The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c).
9.2   Terms and Conditions.   Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:
(a)   Earning of Performance Award.   At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals are achieved and the percentage of each Performance Award that has been earned.

(b)   Non-Transferability.   Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.
(c)   Objective Performance Goals, Formulae or Standards.   With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
(d)   Dividends.   Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.
(e)   Payment.   Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.
(f)   Termination.   Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.
(g)   Accelerated Vesting.   Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.
Article X
OTHER STOCK-BASED AND CASH-BASED AWARDS
10.1   Other Stock-Based Awards.   The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, share equivalent units, restricted share units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
10.2   Terms and Conditions.   Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:
(a)   Non-Transferability.   Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)   Dividends.   Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.
(c)   Vesting.   Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.
(d)   Price.   Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.
10.3   Other Cash-Based Awards.   The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
Article XI
CHANGE IN CONTROL PROVISIONS
11.1   Benefits.   In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall only vest automatically upon a termination without Cause or, if provided in the applicable Award Agreement, for Constructive Termination (as defined in the applicable Award Agreement), in each case, that occurs during the 24-month period following such Change in Control. A Participant’s Awards shall otherwise be treated in accordance with one or more of the following methods as determined by the Committee:
(a)   Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution.
(b)   The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes hereof, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.
(c)   The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
(d)   Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
11.2   Change in Control.   Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:
(a)   Any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act or any successors thereto) becomes the “beneficial owner” (as that term is used in Section 13(d) of the Exchange Act or any successor thereto), directly or indirectly, of 50% or more of the Company’s share capital entitled to vote in the election of directors, excluding any “person” who becomes a “beneficial owner” in connection with a Business Combination (as defined in paragraph (c) below) which does not constitute a Change in Control under said paragraph (c);
(b)   during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
(c)   consummation of a reorganization, amalgamation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or
(d)   a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
11.3   Initial Public Offering not a Change in Control.   Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.
Article XII
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.3; (vi) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in Exhibit A hereto; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (viii) require shareholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code. In no event may the Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws of the State of Georgia to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require shareholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
Article XIII
UNFUNDED STATUS OF PLAN
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

Article XIV
GENERAL PROVISIONS
14.1   Legend.   The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
14.2   Other Plans.   Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
14.3   No Right to Employment/Directorship/Consultancy.   Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.
14.4   Withholding of Taxes.   The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
14.5   No Assignment of Benefits.   No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
14.6   Listing and Other Conditions.
(a)   Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)   Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d)   A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
14.7   Shareholders Agreement and Other Requirements.   Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a shareholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such shareholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such shareholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing shareholder agreement (or other agreement).
14.8   Governing Law.   The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Georgia (regardless of the law that might otherwise govern under applicable Georgia principles of conflict of laws).
14.9   Consent to Jurisdiction.   Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the federal court located in Atlanta, Georgia or, if required, the appropriate Georgia state court or superior court and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof  (a “Proceeding”), to the exclusive jurisdiction of the federal court located in Atlanta, Georgia, the appropriate Georgia state court or superior court, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such federal court located in Atlanta, Georgia, or, if required, in such Georgia state court or superior court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (D) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the state of Georgia.
14.10   Construction.   Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11   Other Benefits.   No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
14.12   Costs.   The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.
14.13   No Right to Same Benefits.   The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
14.14   Death/Disability.   The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
14.15   Section 16(b) of the Exchange Act.   All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
14.16   Section 409A of the Code.   The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of  “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
14.17   Successor and Assigns.   The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
14.18   Severability of Provisions.   If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
14.19   Payments to Minors, Etc.   Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.20   Lock-Up Agreement.   As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.
14.21   Headings and Captions.   The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
14.22   Company Recoupment of Awards.   A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of  “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
Article XV
EFFECTIVE DATE OF PLAN
The Plan shall become effective on date of its adoption by the Board.
Article XVI
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of shareholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based compensation” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the shareholder approval of the Plan unless the Performance Goals are re-approved (or other designated Performance Goals are approved) by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders approve the Performance Goals.
Article XVII
NAME OF PLAN
The Plan shall be known as the “Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan.”

EXHIBIT A
PERFORMANCE GOALS
Performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:
•
earnings per share;

•
operating income;

•
gross income;

•
net income (before or after taxes);

•
cash flow;

•
gross profit;

•
gross profit return on investment;

•
gross margin return on investment;

•
gross margin;

•
operating margin;

•
working capital;

•
earnings before interest and taxes;

•
earnings before interest, tax, depreciation and amortization;

•
return on equity;

•
return on assets;

•
return on capital;

•
return on invested capital;

•
net revenues;

•
gross revenues;

•
revenue growth;

•
annual recurring revenues;

•
recurring revenues;

•
license revenues;

•
sales or market share;

•
total shareholder return;

•
economic value added;

•
specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

•
the fair market value of a share of Common Stock;

•
the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;

•
reduction in operating expenses; or

•
any other individual or corporate performance measure selected by the Committee.

The Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:
(a)   restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;
(b)   an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or
(c)   a change in tax law or accounting standards required by generally accepted accounting principles.
Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. For the avoidance of doubt, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.
In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may also:
(a)   designate additional business criteria on which the performance goals may be based; or
(b)   adjust, modify or amend the aforementioned business criteria.

TRAVELPORT WORLDWIDE LIMITED
AXIS ONE, AXIS PARK
LANGLEY, BERKSHIRE SL38AG
UNITED KINGDOM

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E09684-P77934

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TRAVELPORT WORLDWIDE LIMITED

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Douglas M. Steenland	☐	☐	☐
1b. Gordon A. Wilson	☐	☐	☐
1c. Gavin R. Baiera	☐	☐	☐
1d. Gregory Blank	☐	☐	☐
1e. Elizabeth L. Buse	☐	☐	☐
1f. Steven R. Chambers	☐	☐	☐
1g. Michael J. Durham	☐	☐	☐
1h. Douglas A. Hacker	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. The appointment of Deloitte LLP as the Company's independent auditors for the fiscal year ending December 31, 2016 and authorization of the Audit Committee to determine the independent auditors' remuneration.	☐	☐	☐
3. Advisory approval of the compensation of the Company's named executive officers.	☐	☐	☐
4. Approval of the Travelport Worldwide Limited 2014 Amended and Restated Omnibus Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ADMISSION TICKET

Travelport Worldwide Limited
2016 Annual General Meeting of Shareholders
Wednesday, June 8, 2016 3:00 p.m. Eastern Time

E09685-P77934

TRAVELPORT WORLDWIDE LIMITED
Annual General Meeting of Shareholders
June 8, 2016 3:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Gordon A. Wilson and Rochelle J. Boas, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of TRAVELPORT WORLDWIDE LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 PM, Eastern Time on June 8, 2016, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side